                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
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                                                  hours per response...... 19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05451
                                  ---------------------------------------------

                               USLICO Series Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)

           CT Corporation System, 101 Federal Street, Boston, MA 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: December 31
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

USLICO SERIES FUND

STOCK PORTFOLIO
MONEY MARKET PORTFOLIO
BOND PORTFOLIO
ASSET ALLOCATION PORTFOLIO

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

Market Perspective                                                             1
Portfolio Managers' Reports                                                    3
Index Descriptions                                                            10
Independent Auditors' Report                                                  11
Statements of Assets and Liabilities                                          12
Portfolios of Investments                                                     13
Statements of Operations                                                      33
Statements of Changes in Net Assets                                           34
Notes to Financial Statements                                                 35
Financial Highlights                                                          40
Shareholder Meeting Information                                               43
Tax Information                                                               44
Trustee and Officer Information                                               45

                               MARKET PERSPECTIVE
                          YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the

                               MARKET PERSPECTIVE
                          YEAR ENDED DECEMBER 31, 2003

second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P
500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James A. Vail, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Stock Portfolio (the "Portfolio") seeks intermediate and long-term growth of capital. Its secondary investment objective is to receive a reasonable level of income.

PERFORMANCE: For the year ended December 31, the Portfolio, excluding any charges, returned 36.49% compared to the S&P 500 Index, which returned 28.71% for the same period.

PORTFOLIO SPECIFICS: Our holdings in the information technology, health care, and consumer discretionary sectors were the primary contributors to the Portfolio's good performance. Within the information technology segment, the strongest performers were communications equipment, internet software and services stocks. Health care, biotechnology and equipment and supplies stocks were the best performers. The outperformance in the consumer discretionary sector was due mainly to our internet and catalog retail holdings. The financial sector had the most disappointing results, especially commercial banks.

MARKET OUTLOOK: Macroeconomic data suggests that the domestic economy is gathering momentum. Interest rates remain low and should stay at current levels provided there is no immediate threat of inflation. The continuing benefit of reduced income tax rates should keep the consumer relatively active. Export industries could see renewed overseas interest fostered by the weaker dollar. Lastly, we cannot dismiss the positive impact on equity markets from a presidential election year. As these variables continue to mesh, we believe job creation should follow.

The last several years forced companies to rethink business models, reduce cost and focus on inherent strengths. In our opinion, this sets the stage for positive earnings surprises going forward. We believe stock prices can move higher in 2004 as the economy recovers and corporate earnings exceed expectations. We expect the industrial and broad-based technology sectors, among others, to outperform as business investment accelerates. Other areas expected to be attractive are selected consumer discretionary companies and generic pharmaceuticals as the pressure for lower priced drugs continues unabated.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

[CHART]

                 USLICO SERIES FUND -                  S&P 500
                 STOCK PORTFOLIO                       INDEX
12/31/1993                  $  10,000                 $ 10,000
12/31/1994                  $  10,276                 $ 10,133
12/31/1995                  $  13,556                 $ 13,933
12/31/1996                  $  16,660                 $ 17,172
12/31/1997                  $  20,836                 $ 22,903
12/31/1998                  $  22,086                 $ 29,489
12/31/1999                  $  28,729                 $ 35,722
12/31/2000                  $  23,000                 $ 32,440
12/31/2001                  $  13,556                 $ 28,588
12/31/2002                  $   9,186                 $ 22,270
12/31/2003                  $  12,538                 $ 28,664

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                          --------------------------------------------------------------------
                                                          1 YEAR           5 YEAR           10 YEAR
                                                          ------           ------           -------
     USLICO Series Fund --  Stock Portfolio               36.49%           -9.79%             2.64%
     S&P 500 Index                                        28.71%           -0.57%            11.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of USLICO Series Fund -- Stock Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

TOTAL RETURNS REFLECT THE FACT THAT THE INVESTMENT MANAGER HAS WAIVED CERTAIN FEES AND OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIO, SUBJECT TO POSSIBLE LATER REIMBURSEMENT DURING A THREE-YEAR PERIOD. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER TO THE PORTFOLIO.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The value of securities of smaller issuers can be more volatile than that of larger issuers. Derivatives are subject to the risk of changes in the market price of a security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. Certain derivatives may also have a leveraging effect, which may increase the volatility of the portfolio.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
            PORTFOLIO MANAGER'S REPORT FOR THE MONEY MARKET PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jennifer
J. Thompson, CFA, Aeltus Investment Management, Inc.-- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Money Market Portfolio (the "Portfolio") seeks maximum current income consistent with preservation of capital and liquidity. The Portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk. The Portfolio may also invest in repurchase agreements.

PORTFOLIO SPECIFICS: Looking back, 2003 was a very eventful and volatile year. The economy and the financial markets began the year virtually paralyzed by the uncertainty associated with the impending war in Iraq. In the second quarter, the specter of deflation, or a substantial fall in inflation, was raised by the Federal Reserve Board's Federal Open Market Committee ("FOMC") and discussed at length by chairman Greenspan and market participants. In June, the FOMC responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the 13th time in this cycle from 1.25% to 1.00%.

The resulting highly accommodative monetary stance finally began to work its way through the economy by year-end. The change in non-farm payrolls turned positive in August and weekly jobless claims dropped below the significant 400,000 level in the fourth quarter. Third-quarter gross domestic product ("GDP") was an astounding 8.2%, and fourth-quarter GDP is also expected to be strong. Consumer confidence increased, as did corporate profits and business investment. In all, it appears that economists will be able to confidently state the economy turned the corner in 2003.

The London InterBank Offered Rate ("LIBOR") curve was flat and, at times, inverted throughout the first half. As we entered the second half of the year and market participants became more optimistic about our economic outlook, the curve steepened. The 12-month LIBOR ended the year at approximately 1.46%, only about 2 basis points higher than where it began the year, although it fluctuated to as low as 0.99% in June. One-month LIBOR declined from 1.38% to 1.12%, which is attributed to the Fed ease in June. By year-end, the spread between one-month LIBOR and 12-month LIBOR was 34 basis points, up from 6 basis points at the beginning of the year.

Throughout the year, we utilized a number of strategies to add yield to the portfolio. The percentage of floating rate notes was increased because of their potential for outperformance in a rising rate environment and because they generally reset at rates higher than short-term commercial paper, certificates of deposit, and bank notes. In addition, in the fourth quarter, we began purchasing longer maturity paper to take advantage of the volatility in 12-month LIBOR. Purchases were made whenever rates backed up in an attempt to somewhat barbell the portfolio. (The term "barbell" describes a portfolio with holdings heavily concentrated in both very short-term and extremely long-term maturities.) Using such strategies, the Portfolio's weighted average maturity gradually lengthened, particularly during the fourth quarter, and was 65 days at year-end versus 55 days on average for competitors'.

MARKET OUTLOOK: The FOMC has been very clear about its ability and desire to be patient when considering increases in its Fed Funds target rate. With inflation at historically low levels, continued strong productivity, a still soft-yet-strengthening labor market, and a significant resources gap, the Fed will wait for repeated and strong signs of improvements in the pace of economic expansion before ending its highly accommodative monetary stance. More specifically, we believe the Fed will be patient until at least mid-year before increasing the Fed Funds target rate.

Nevertheless, the markets may begin to price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically and the dollar declines precipitously. We will continue to utilize the barbell strategy as long as long rates make sense given reasonable Fed Funds rate increase expectations. Currently, the Portfolio's weighted average maturity is expected to remain longer than competitors'.

PRINCIPAL RISK FACTOR(S): Investments in the Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD LOOKING" STATEMENTS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

See accompanying index descriptions on page 10.

                          USLICO SERIES FUND PORTFOLIO
                     MANAGER'S REPORT FOR THE BOND PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James Kauffmann, Aeltus Investment Management, Inc.-- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Bond Portfolio (the "Portfolio") seeks a high level of income consistent with prudent risk and the preservation of capital. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its principal objective.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio, excluding any charges, returned 4.57% compared to the Lehman Brothers Aggregate Bond Index, which returned 4.10% for the same period.

PORTFOLIO SPECIFICS: While reports in the financial press hyperventilated about the "2003 Bond Market Rout," the Lehman Aggregate Bond Index posted a 4.10% of total return during the period. High yield tallied 28.97% of total return second only to the rally in 1991. But emerging markets trumped all bond sectors with 30.13% of total return. Investment-grade corporates rallied throughout the first quarter of 2003; yet, more conservative names and industries lagged the riskier in March. As the quarter progressed, we saw diminished value in these safer high-grade names and reduced them. Our overweight to riskier sectors, including cable, telecom, electric, and retail, was a clear winner, and security selection within those sectors was particularly beneficial. Overall the Portfolio was overweight three of the five best performing industries and underweight autos, which performed poorly. An overweight versus commercial mortgages at the expense of agencies was a drag, while an overweight in asset-backed securities was a small boost. The Portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. High yield market performance was driven by large rallies in the market's most volatile sectors.

Credit sectors continued to post positive excess returns during the second quarter. Industrials performed best for the period with 2.48% of excess return; utilities returned 2.15%; and financials returned 2.07%. An overweight to the credit sectors boosted relative returns. Other positives also included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the benchmark as the emerging market sector produced 8.41% of excess return and the high yield sector posted 7.73% of excess return for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The Portfolio benefited from an overweight to credit -- especially lower rated issues, high yield, and emerging market debt and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major market sell-off in July.

The chief sources of the Portfolio's outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits. This has been a theme for most of the year, and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our position outperformed. Industrials posted 1.45% of excess return, and utilities outperformed by 1.38%. Securitized sectors -- including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: We believe that the economy is on the mend, and the process -- so far -- has produced only upside surprises. The consumer has not been shy about spending 80% of the proceeds of the recent tax cuts, which now means that consumption has expanded for the last 46 quarters. Yet, market pundits wonder what will carry the spendthrift shopper in months to come. The next big surge in tax reductions will hit the economy with next year's tax refund season. Given that consumption represents 70% of the economy, concerns remain that the outsized strength of the third quarter may sap some vigor from first quarter of 2004. However, late in 2004 the expiring accelerated depreciation allowance should provide a boost in business capital expenditures.

Employment and resource utilization remain soft for this stage of a recovery, but the picture is improving. The near-term prospects for inflationary problems remain slight as the U.S. imports disinflation from abroad; productivity is gaining; labor costs are contained; and pricing power is still transitory. Ultimately, job creation and income growth are the keys to a sustainable recovery. The twin deficits -- federal and current account -- will remain challenges in the near term; and we are not optimistic on the dollar. Treasury yields do not yet, in our opinion, reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.
S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

See accompanying index descriptions on page 10.

                          USLICO SERIES FUND PORTFOLIO
                     MANAGER'S REPORT FOR THE BOND PORTFOLIO

[CHART]

                      USLICO SERIES FUND-     LEHMAN BROTHERS AGGREGATE
                        BOND PORTFOLIO        BOND INDEX
12/31/1993                       $ 10,000                     $  10,000
12/31/1994                       $  9,628                     $   9,708
12/31/1995                       $ 11,368                     $  11,502
12/31/1996                       $ 11,675                     $  11,920
12/31/1997                       $ 12,502                     $  13,070
12/31/1998                       $ 13,040                     $  14,206
12/31/1999                       $ 12,666                     $  14,089
12/31/2000                       $ 13,519                     $  15,727
12/31/2001                       $ 14,394                     $  17,055
12/31/2002                       $ 15,556                     $  18,804
12/31/2003                       $ 16,267                     $  19,576

                            AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                            --------------------------------------------------------------------
                                                           1 YEAR            5 YEAR           10 YEAR
                                                           ------            ------           -------
     USLICO Series Fund --  Bond Portfolio                  4.57%             4.16%            5.39%
     Lehman Brothers Aggregate Bond Index                   4.10%             6.62%            6.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of USLICO Series Fund Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

TOTAL RETURNS REFLECT THE FACT THAT THE INVESTMENT MANAGER HAS WAIVED CERTAIN FEES AND OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIO, SUBJECT TO POSSIBLE LATER REIMBURSEMENT DURING A THREE-YEAR PERIOD. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER TO THE PORTFOLIO.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Credit, interest rate and other risks that accompany debt instruments. Debt securities are subject to loss due to default in payment of principal and/or interest by an issuer. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income is received due to prepayment in a lower interest rate environment.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
          PORTFOLIO MANAGERS' REPORT FOR THE ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James A. Vail, CFA manages the Equity Portfolio, a team of investment professionals led by James B. Kauffmann manages the Bond Portfolio and a team of investment professionals led by Jennifer J. Thompson, CFA manages the Money Market Portfolio. They are all with Aeltus Investment Management, Inc.-- the Sub-Adviser.

GOAL: The USLICO Series Fund -- Asset Allocation Portfolio (the "Portfolio") seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio, excluding any charges, returned 18.54% compared to the S&P 500 Index which returned 28.71% and the Lehman Brothers Aggregate Bond Index, which returned 4.10% for the same period.

PORTFOLIO SPECIFICS: The equity portion of the USLICO Asset Allocation Portfolio outperformed the S&P 500 Index for 2003 due to strong performance from our information technology, consumer discretionary, and health care holdings. Holdings in the information technology sector that had the best results were communications equipment and internet software and services stocks. The best performing consumer discretionary stocks were internet and catalog retail selections. Within the health care sector, our biotechnology and equipment and supplies stocks contributed most to performance. The consumer staples sector, particularly in the food and staples retailing segment, had the most disappointing results.

Investment-grade corporates rallied throughout the first quarter of 2003; yet, more conservative names and industries lagged the riskier in March. As the quarter progressed, we saw diminished value in these safer high-grade names and reduced them. Our overweight to riskier sectors, including cable, telecom, electric, and retail, was a clear winner, and security selection within those sectors was particularly beneficial. Overall the Portfolio was overweight three of the five best performing industries and underweight autos, which performed poorly. The Portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. Credit sectors continued to post positive excess returns during the second quarter. Our overweight in the credit sectors boosted relative return. Other positives included an underweight in mortgages and an overall yield advantage to the benchmark. During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. The Portfolio benefited from an overweight to credit -- especially lower rated issues, high yield, and emerging market debt. The chief sources of the Portfolio's outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits. Sectors key to our position outperformed. High yield trumped all bond sectors with 6.37% of excess return, and emerging markets tallied a hefty 5.04% of excess return during the fourth quarter.

MARKET OUTLOOK: Macroeconomic data suggests the domestic economy is gathering momentum. Interest rates remain low and should stay at current levels provided there is no immediate threat of inflation. The continuing benefit of reduced income tax rates should keep the consumer relatively active. Export industries could see renewed overseas interest fostered by the weaker dollar. Lastly, we cannot dismiss the positive impact on equity markets from a presidential election year. As these variables continue to mesh, we believe job creation should follow. Generally the outlook for equity markets is, in our opinion, positive for the intermediate term. We believe stock prices can move higher in 2004 as the economy recovers and corporate earnings exceed expectations. We expect the industrial and broad-based technology sectors, among others, to outperform as business investment accelerates. Other areas expected to be attractive are selected consumer discretionary companies and generic pharmaceuticals as the pressure for lower priced drugs continues unabated.

Employment and resource utilization remain soft for this stage of a recovery, but the picture is improving. The near-term prospects for inflationary problems remain slight as the U.S. imports disinflation from abroad; productivity is gaining; labor costs are contained; and pricing power is still transitory. Ultimately, job creation and income growth are the keys to a sustainable recovery. The twin deficits -- federal and current account -- will remain challenges in the near term; and we are not optimistic on the dollar. Treasury yields do not yet, in our opinion, reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.
S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

See accompanying index descriptions on page 10.

                               USLICO SERIES FUND
          PORTFOLIO MANAGER'S REPORT FOR THE ASSET ALLOCATION PORTFOLIO

                    USLICO SERIES FUND-             S&P 500         LEHMAN BROTHERS AGGREGATE
                    ASSET ALLOCATION PORTFOLIO      INDEX           BOND INDEX
12/31/1993                            $ 10,000     $ 10,000                          $ 10,000
12/31/1994                            $  9,867     $ 10,133                          $  9,708
12/31/1995                            $ 12,349     $ 13,933                          $ 11,502
12/31/1996                            $ 13,885     $ 17,172                          $ 11,920
12/31/1997                            $ 16,192     $ 22,903                          $ 13,070
12/31/1998                            $ 17,085     $ 29,489                          $ 14,206
12/31/1999                            $ 19,664     $ 35,722                          $ 14,089
12/31/2000                            $ 17,737     $ 32,440                          $ 15,727
12/31/2001                            $ 14,174     $ 28,588                          $ 17,055
12/31/2002                            $ 12,938     $ 22,270                          $ 18,804
12/31/2003                            $ 15,337     $ 28,664                          $ 19,576

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                        --------------------------------------------------------------------
               `                                                 1 YEAR           5 YEAR            10 YEAR
                                                                 ------           ------            -------
     USLICO Series Fund -- Asset Allocation Portfolio             18.54%           -1.87%              4.75%
     S&P 500 Index                                                28.71%           -0.57%             11.10%
     Lehman Brothers Aggregate Bond Index                          4.10%            6.62%              6.95%

Based on a $10,000 initial investment, the graph and table illustrate the total return of USLICO Series Fund-- Asset Allocation Portfolio against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

TOTAL RETURNS REFLECT THE FACT THAT THE INVESTMENT MANAGER HAS WAIVED CERTAIN FEES AND OPERATING EXPENSES OTHERWISE PAYABLE BY THE PORTFOLIO, SUBJECT TO POSSIBLE LATER REIMBURSEMENT DURING A THREE-YEAR PERIOD. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER TO THE PORTFOLIO.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt instruments. The value of securities of smaller issuers can be more volatile than that of larger issuers. Derivatives are subject to the risk of changes in the market price of a security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. Certain derivatives may also have a leveraging effect, which may increase the volatility of the portfolio. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change and less income is received due to prepayment in a lower interest rate environment.

See accompanying index descriptions on page 10.

                               INDEX DESCRIPTIONS

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

THE LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

THE STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and
  Shareholders of USLICO Series Fund

We have audited the accompanying statements of assets and liabilities of Stock Portfolio, Money Market Portfolio, Bond Portfolio, and Asset Allocation Portfolio, each a series of USLICO Series Fund, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

                               USLICO SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 2003

                                                                                MONEY                             ASSET
                                                              STOCK             MARKET           BOND           ALLOCATION
                                                            PORTFOLIO          PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                         ---------------   -------------    ---------------   ---------------
ASSETS:
Investments in securities at value*                      $    13,919,630   $            --  $     2,851,903   $    12,805,367
Short-term investments at amortized cost                         438,000         6,187,558          713,000         1,420,000
Cash                                                               5,139               395            4,356            14,265
Receivable for investment securities sold                             --                --           29,519            60,078
Receivable for dividends and interest                              5,027            20,264           24,682            52,965
Prepaid expenses                                                      84               126              175                85
Reimbursement due from manager                                       522             4,029            8,400             1,322
                                                         ---------------   ---------------  ---------------   ---------------
Total assets                                                  14,368,402         6,212,372        3,632,035        14,354,082
                                                         ---------------   ---------------  ---------------   ---------------
LIABILITIES:
Payable for investment securities purchased
  on a when-issued basis                                              --                --          615,784         1,144,239
Payable for call options, written at value**                         400                --               --               200
Payable to affiliates                                              4,134             1,838              886             3,843
Payable for trustee fees                                          15,757             2,014            3,691             8,625
Other accrued expenses and liabilities                            65,590            23,568           20,529            46,539
                                                         ---------------   ---------------  ---------------   ---------------
Total liabilities                                                 85,881            27,420          640,890         1,203,446
                                                         ---------------   ---------------  ---------------   ---------------
NET ASSETS                                               $    14,282,521   $     6,184,952  $     2,991,145   $    13,150,636
                                                         ===============   ===============  ===============   ===============
NET ASSET VALUE PER SHARE                                $          6.77   $          1.00  $          9.84   $          8.90
SHARES OUTSTANDING (UNLIMITED AUTHORIZED)                      2,108,339         6,185,021          304,055         1,477,416
NET ASSETS WERE COMPRISED OF:
Paid-in capital ($0.001 par value)                       $    28,527,843   $     6,184,952  $     3,084,993   $    17,566,607
Undistributed net investment income                                   --                --            4,036             5,820
Accumulated net realized loss on investments and
  foreign currencies                                         (17,089,439)               --         (134,084)       (5,877,002)
Net unrealized appreciation of investments and options         2,844,117                --           36,200         1,455,211
                                                         ---------------   ---------------  ---------------   ---------------
NET ASSETS                                               $    14,282,521   $     6,184,952  $     2,991,145   $    13,150,636
                                                         ===============   ===============  ===============   ===============
*  Cost of investments in securities                     $    11,080,393   $            --  $     2,815,703   $    11,352,596
** Premiums received for written options                 $         5,280   $            --  $            --   $         2,640

See accompanying notes to financial statements.

                             USLICO STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

   SHARES                                                             VALUE
   ------                                                             -----
COMMON STOCK: 97.1%
                      AEROSPACE/DEFENSE: 3.7%
       5,415       @  Alliant Techsystems, Inc.                   $       312,770
       2,400          General Dynamics Corp.                              216,936
                                                                  ---------------
                                                                          529,706
                                                                  ---------------
                      APPAREL: 2.2%
       8,200       @  Coach, Inc.                                         309,550
                                                                  ---------------
                                                                          309,550
                                                                  ---------------
                      BANKS: 3.4%
       1,800          Bank of America Corp.                               144,774
       4,500          Investors Financial Services Corp.                  172,845
       2,800          Wells Fargo & Co.                                   164,892
                                                                  ---------------
                                                                          482,511
                                                                  ---------------
                      BIOTECHNOLOGY: 5.7%
       3,300       @  Amgen, Inc.                                         203,940
       5,945       @  Biogen IDEC, Inc.                                   218,657
       5,850       @  Celgene Corp.                                       263,367
       4,800       @  Medimmune, Inc.                                     121,920
                                                                  ---------------
                                                                          807,884
                                                                  ---------------
                      COMPUTERS: 3.4%
       9,910       @  EMC Corp.                                           128,037
       6,600          Hewlett-Packard Co.                                 151,602
       2,150          International Business Machines Corp.               199,262
                                                                  ---------------
                                                                          478,901
                                                                  ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 8.5%
       8,500          Citigroup, Inc.                                     412,590
      18,250       @  E*TRADE Group, Inc.                                 230,863
       2,300          Fannie Mae                                          172,638
       5,000          JP Morgan Chase & Co.                               183,650
       2,900          Lehman Brothers Holdings, Inc.                      223,938
                                                                  ---------------
                                                                        1,223,679
                                                                  ---------------
                      ELECTRONICS: 1.8%
       4,400          Parker Hannifin Corp.                               261,800
                                                                  ---------------
                                                                          261,800
                      ENTERTAINMENT: 1.3%
      10,455       @  Metro-Goldwyn-Mayer, Inc.                           178,676
                                                                  ---------------
                                                                          178,676
                                                                  ---------------
                      ENVIRONMENTAL CONTROL: 1.5%
       4,500       @  Stericycle, Inc.                                    210,150
                                                                  ---------------
                                                                          210,150
                                                                  ---------------
                      HEALTHCARE-PRODUCTS: 2.4%
       4,100       @  Boston Scientific Corp.                             150,716
       2,700       @  Zimmer Holdings, Inc.                               190,080
                                                                  ---------------
                                                                          340,796
                                                                  ---------------
                      HEALTHCARE-SERVICES: 1.0%
       2,100          Aetna, Inc.                                         141,918
                                                                  ---------------
                                                                          141,918
                                                                  ---------------
                      HOME FURNISHINGS: 0.9%
       8,500       @  Tempur-Pedic International Inc              $       131,750
                                                                  ---------------
                                                                          131,750
                                                                  ---------------
                      INSURANCE: 3.2%
       4,200          American Intl. Group                                278,376
       6,150          Platinum Underwriters Holdings Ltd.                 184,500
                                                                   ---------------
                                                                          462,876
                                                                  ---------------
                      INTERNET: 6.1%
       3,600       @  Amazon.Com, Inc.                                    189,504
       3,600       @  eBay, Inc.                                          232,524
       9,800       @  Yahoo!, Inc.                                        442,666
                                                                  ---------------
                                                                          864,694
                                                                  ---------------
                      LEISURE TIME: 2.0%
       3,500          Carnival Corp.                                      139,055
       3,000          Harley-Davidson, Inc.                               142,590
                                                                  ---------------
                                                                          281,645
                                                                  ---------------
                      MEDIA: 3.8%
       9,300       @  Cablevision Systems Corp.                           217,527
      10,701       @  Hughes Electronics Corp.                            177,102
       8,300       @  Time Warner, Inc.                                   149,317
                                                                  ---------------
                                                                          543,946
                                                                  ---------------
                      MISCELLANEOUS MANUFACTURING: 6.1%
       1,250          3M Co.                                              106,288
       2,300          Eaton Corp.                                         248,354
       5,850          General Electric Co.                                181,233
      12,700      @@  Tyco Intl. Ltd.                                     336,550
                                                                  ---------------
                                                                          872,425
                                                                  ---------------
                      OIL AND GAS: 6.1%
       7,500   @, @@  Nabors Industries Ltd.                              311,250
       6,800       @  Patterson-UTI Energy, Inc.                          223,856
       3,500       @  Precision Drilling Corp.                            152,880
       6,500          XTO Energy, Inc.                                    183,950
                                                                  ---------------
                                                                          871,936
                                                                  ---------------
                      PHARMACEUTICALS: 11.1%
       4,200       @  AdvancePCS                                          221,171
       4,200       @  American Pharmaceutical Partners, Inc.              141,120
       6,500       @  Andrx Corp                                          156,260
       1,600       @  Barr Laboratories, Inc.                             123,120
       1,250          Eli Lilly & Co.                                      87,913
       3,700       @  Gilead Sciences, Inc.                               215,118
       2,535          Merck & Co., Inc.                                   117,117
       8,800          Pfizer, Inc.                                        310,903
       2,350          Teva Pharmaceutical Industries ADR                  133,269
       2,300          Wyeth                                                97,635
                                                                  ---------------
                                                                        1,603,626
                                                                  ---------------
                      RETAIL: 8.3%
       3,600          Best Buy Co., Inc.                                  188,064
       6,150       @  Chico's FAS, Inc.                                   227,243

See accompanying notes to financial statements.

                             USLICO STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

   SHARES                                                             VALUE
   ------                                                             -----
                      RETAIL: (CONTINUED)
      13,700          Gap, Inc.                                   $       317,977
       4,400          Home Depot, Inc.                                    156,156
       5,800          Wal-Mart Stores, Inc.                               307,690
                                                                  ---------------
                                                                        1,197,130
                                                                  ---------------
                      SEMICONDUCTORS: 5.4%
       5,600          Intel Corp.                                         180,320
       8,500       @  National Semiconductor Corp.                        334,985
      11,100       @  Nvidia Corp.                                        258,075
                                                                  ---------------
                                                                          773,380
                                                                  ---------------
                      SOFTWARE: 4.3%
       3,100       @  Electronic Arts, Inc.                               148,118
       8,500          Microsoft Corp.                                     234,090
       6,250       @  Veritas Software Corp.                              232,250
                                                                  ---------------
                                                                          614,458
                                                                  ---------------
                      TELECOMMUNICATIONS: 4.9%
       4,850       @  Cisco Systems, Inc.                                 117,807
      16,050       @  Corning, Inc.                                       167,402
      18,400          Motorola, Inc.                                      258,887
       5,300       @  Nextel Communications, Inc.                         148,718
                                                                  ---------------
                                                                          692,814
                                                                  ---------------
                      Total Common Stock
                        (Cost $11,037,460)                             13,876,251
                                                                  ---------------

PREFERRED STOCK: 0.3%
                      MEDIA: 0.3%
       1,196          News Corp. Ltd.                                      36,179
                                                                  ---------------
                      Total Preferred Stock
                        (Cost $34,813)                                     36,179
                                                                  ---------------

 NUMBER OF
 CONTRACTS
 ---------
OPTIONS: 0.1%
                      SEMICONDUCTORS: 0.1%
          40          National Semiconductor Put, $40
                        strike price, expires 01/17/04                      7,200
                                                                  ---------------
                      Total Options
                        (Cost $8,120)                                       7,200
                                                                  ---------------
                      Total Long-Term Investments
                        (Cost $11,080,393)                             13,919,630
                                                                  ---------------

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
SHORT-TERM INVESTMENTS: 3.0%
                      REPURCHASE AGREEMENT: 3.0%
$    438,000          Goldman Sachs Repurchase Agreement
                        dated 12/31/03, 0.990%, due 01/02/04,
                        $438,024 to be received upon repurchase
                        (Collateralized by $448,000 Federal Home
                        Loan Mortgage Corporation, 2.500%,
                        Market Value $447,021 due 12/04/06)       $       438,000
                                                                  ---------------
                      Total Repurchase Agreement
                        (Cost $438,000)                                   438,000
                                                                  ---------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $11,518,393)*                                    100.5%   $    14,357,630
OTHER ASSETS AND LIABILITIES-NET                          (0.5)           (75,109)
                                                         -----    ---------------
NET ASSETS                                               100.0%   $    14,282,521
                                                         =====    ===============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
* Cost for federal income tax purposes is $11,539,994. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $     2,893,211
            Gross Unrealized Depreciation                                 (75,575)
                                                                  ---------------
            Net Unrealized Appreciation                           $     2,817,636
                                                                  ===============

CALL OPTIONS WRITTEN:

                                                        SHARES
       COMMON          EXPIRATION       STRIKE        SUBJECT TO
       STOCK              DATE          PRICE            CALL          VALUE
       ------          ----------       ------        ----------       -----
National
  Semi-Conductor        1/17/04          $ 50             4,000        $ 400

See accompanying notes to financial statements.

                        USLICO MONEY MARKET PORTFOLIO(1)
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
CORPORATE NOTES: 32.3%
$    100,000          Associates Corp Of North America,
                        5.800%, due 04/20/04                      $       101,388
     250,000          Bank of America Corp., 1.413%,
                        due 05/03/04                                      250,250
      40,000          Bank of America Corp., 5.750%,
                        due 03/01/04                                       40,289
     150,000          Bank One Corp., 5.625%, due
                        02/17/04                                          150,825
     150,000          Bank One NA Illinois, 1.200%,
                        due 02/23/04                                      150,030
     100,000          Chase Manhattan Bank USA, 1.100%,
                        due 06/30/04                                      100,000
     200,000          Citigroup Global Markets Holdings,
                        Inc., 1.269%, due 02/20/04                        200,046
     200,000          First Union National
                        1.350%, due 06/08/04                              200,232
     100,000          First Union National
                        1.450%, due 07/30/04                              100,204
     100,000          JP Morgan Chase & Co., 1.285%,
                        due 02/05/04                                      100,017
     300,000      @@  Royal Bank of Canada, 1.030%, due
                        03/15/04                                          299,988
     100,000          US Bank National Association,
                        1.300%, due 04/13/04                              100,054
     200,000          Wal-Mart Stores, Inc., 7.500%, due
                        05/15/04                                          204,528
                                                                  ---------------
                      Total Corporate Notes
                        (Cost $1,997,851)                               1,997,851
                                                                  ---------------

COMMERCIAL PAPER: 22.6%
     200,000          ABM Amro, 1.100%, due 02/03/04                      199,798
     100,000          GE Capital, 1.050%, due 01/27/04                     99,924
     100,000          GE Capital, 1.080%, due 01/15/04                     99,958
     200,000          HBOS Treasury Services, 0.000%,
                        due 01/23/04                                      199,863
     100,000          Household Finance Corp., 0.000%,
                        due 01/06/04                                       99,985
     200,000          Merrill Lynch, 1.060%, due 01/20/04                 199,888
     200,000          Morgan Stanley Dean Witter, 1.080%,
                        due 02/04/04                                      199,796
     200,000      @@  Royal Bank of Scotland, 1.410%, due
                        10/21/04                                          199,984
     100,000          UBS, 1.010%, due 01/21/04                            99,939
                                                                  ---------------
                      Total Commercial Paper
                        (Cost $1,399,135)                               1,399,135
                                                                  ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.6%
FEDERAL HOME LOAN BANK: 15.0%

$    100,000          1.040%, due 01/22/04                        $        99,938
     100,000          1.077%, due 01/30/04                                 99,915
     175,000          1.150%, due 06/06/04                                174,059
     100,000          1.510%, due 12/08/04                                100,000
     250,000          3.625%, due 10/15/04                                254,107
     200,000          5.375%, due 01/05/04                                200,092
                                                                  ---------------
                                                                          928,111
                                                                  ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.1%
     100,000          1.040%, due 01/29/04                                 99,916
     100,000          1.065%, due 02/11/04                                 99,879
     200,000          1.080%, due 01/08/04                                199,958
     100,000          3.250%, due 01/15/04                                100,075
                                                                  ---------------
                                                                          499,828
                                                                  ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 11.5%
     110,000          1.020%, due 01/21/04                                109,935
     200,000          1.070%, due 01/07/04                                199,964
     300,000          1.130%, due 04/07/04                                299,083
     100,000          5.125%, due 02/13/04                                100,447
                                                                  ---------------
                                                                          709,429
                                                                  ---------------

                      Total U.S. Government Agency
                        Obligations (Cost $2,137,368)                   2,137,368
                                                                  ---------------

U.S. TREASURY OBLIGATIONS: 4.8%
     300,000          United States Treasury Bill, 0.996%,
                        due 04/08/04                                      299,204
                                                                  ---------------
                      Total U.S. Treasury Obligations
                        (Cost $299,204)                                   299,204
                                                                  ---------------

See accompanying notes to financial statements.

                        USLICO MONEY MARKET PORTFOLIO(1)
                            PORTFOLIO OF INVESTMENTS
                            AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
REPURCHASE AGREEMENT: 5.7%

$    354,000          Goldman Sachs Repurchase
                        Agreement dated 12/31/03, 0.990%, due
                        01/02/04, $354,019 to be received upon
                        repurchase (Collateralized by $362,000
                        Federal Home Loan Mortgage Corporation,
                        2.500%, Market Value $361,209 due
                        12/04/06)                                 $       354,000
                                                                  ---------------
                      Total Repurchase Agreement
                        (Cost $354,000)                                   354,000
TOTAL INVESTMENTS IN SECURITIES
  (COST $6,187,558)                                      100.0%   $     6,187,558
OTHER ASSETS AND LIABILITIES-NET                          (0.0)            (2,606)
                                                         -----    ---------------
NET ASSETS                                               100.0%   $     6,184,952
                                                         =====    ===============

@@     Foreign Issuer
(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, a optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------                                                           -------------
Commercial Banks Non-U.S.                                                   4.9%
Commercial Banks-Central U.S.                                               4.0
Commercial Banks-Eastern U.S.                                               1.6
Commercial Banks-Southern U.S.                                              4.9
Diversified Financial Services                                              4.9
Finance-consumer loans                                                      1.6
Finance-Investment Banker/Broker                                           11.3
Money Center Banks                                                         11.3
Retail-Discount                                                             3.3
Sovereign                                                                   4.8
Sovereign Agency                                                           34.6
Super-Regional Banks-U.S.                                                   7.1
Repurchase Agreement                                                        5.7
Other Assets and Liabilities, Net                                           0.0
                                                                          -----
NET ASSETS                                                                100.0%
                                                                          =====

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
CORPORATE BONDS: 30.4%
                      AIRLINES: 2.0%
$      6,000          American Airlines, Inc., 6.817%,
                        due 05/23/11                              $         5,407
      20,000          American Airlines, Inc., 7.024%,
                        due 10/15/09                                       19,973
      11,000          American Airlines, Inc., 7.324%,
                        due 10/15/09                                        9,520
       4,340          Continental Airlines, Inc., 6.545%,
                        due 08/02/20                                        4,292
       3,371          Continental Airlines, Inc., 6.900%,
                        due 07/02/19                                        3,329
       6,000          Continental Airlines, Inc., 7.875%,
                        due 07/02/18                                        6,039
       2,000          Delta Air Lines, Inc., 7.299%, due
                        09/18/06                                            1,806
       3,000          Delta Air Lines, Inc., 7.779%, due
                        11/18/05                                            2,762
       7,024          US Airways Pass Through Trust,
                        6.850%, due 01/30/18                                6,725
                                                                  ---------------
                                                                           59,853
                                                                  ---------------
                      AUTO MANUFACTURERS: 0.9%
      10,000          Ford Motor Co., 6.375%, due
                        02/01/29                                            8,947
       2,000          Ford Motor Co., 6.625%, due
                        10/01/28                                            1,845
      13,000          General Motors Corp., 8.375%, due
                        07/15/33                                           15,136
                                                                  ---------------
                                                                           25,928
                                                                  ---------------
                      BANKS: 5.5%
       8,000    #,@@  Banco Bradesco SA, 8.750%, due
                        10/24/13                                            8,400
       5,000          Bank of America Corp., 6.375%,
                        due 02/15/08                                        5,545
       2,000       #  BankAmerica Institutional, Class B,
                        7.700%, due 12/31/26                                2,245
       3,000          BankBoston Capital Trust III,
                        1.920%, due 06/15/27                                2,873
       2,000          BankBoston Corp., 1.780%, due
                        06/08/28                                            1,874
       5,000          Barnett Capital I, 8.060%, due
                        12/01/26                                            5,724
       2,000          Barnett Capital II, 7.950%, due
                        12/01/26                                            2,277
       3,000          Chase Capital VI, 1.788%, due
                        08/01/28                                            2,836
$      4,000       #  Corestates Capital Trust II, 1.800%,
                        due 01/15/27                              $         3,789
      21,000       #  Dresdner Funding Trust I, 8.151%,
                        due 06/30/31                                       24,041
       5,000          FBS Capital I, 8.090%, due 11/15/26                   5,741
      11,000          First Union Institutional Capital II,
                        7.850%, due 01/01/27                               12,470
       8,000    #,@@  HBOS PLC, 5.375%, due 11/29/49                        8,016
       9,000      @@  HSBC Holdings PLC, 7.500%, due
                        07/15/09                                           10,535
       5,000          M & T Bank Corp., 3.850%, due
                        04/01/13                                            4,972
      10,000          Mellon Capital I, 7.720%, due
                        12/01/26                                           11,246
       7,000    #,@@  Rabobank Capital Funding II,
                        5.260%, due 12/29/49                                7,026
       4,000          RBS Capital Trust I, 4.709%, due
                        12/29/49                                            3,833
      10,000    @@,C  Societe Generale, 1.309%, due
                        11/29/49                                            8,115
      10,000    @@,C  Standard Chartered PLC, 1.400%,
                        due 12/29/49                                        7,512
      20,000    @@,C  Standard Chartered PLC, 1.500%,
                        due 11/29/49                                       14,991
       2,000          Wachovia Capital Trust II, 1.650%,
                        due 01/15/27                                        1,893
       6,000          Wells Fargo & Co., 3.120%, due
                        08/15/08                                            5,934
                                                                  ---------------
                                                                          161,888
                      BEVERAGES: 0.7%
      10,000    #,@@  Cia Brasileira de Bebidas, 8.750%,
                        due 09/15/13                                       10,650
       2,000          Constellation Brands, Inc., 8.000%,
                        due 02/15/08                                        2,230
       9,000       #  Miller Brewing Co., 4.250%, due
                        08/15/08                                            9,129
                                                                  ---------------
                                                                           22,009
                                                                  ---------------
                      CHEMICALS: 0.1%
       2,000          Dow Chemical Co., 5.750%, due
                        11/15/09                                            2,144
                                                                  ---------------
                                                                            2,144
                                                                  ---------------
                      COMMERCIAL SERVICES: 0.3%
       1,000      @@    Quebecor Media, Inc., 11.125%,
                        due 07/15/11                                        1,163

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
COMMERCIAL SERVICES: (CONTINUED)
$    100,000   #,X,I  United Cos. Financial Corp.,
                        0.000%, due 11/02/99                      $            --
       6,000          United Rentals North America, Inc.,
                        10.750%, due 04/15/08                               6,780
                                                                  ---------------
                                                                            7,943
                                                                  ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 2.9%
       8,000          Boeing Capital Corp., 7.375%, due
                        09/27/10                                            9,208
      12,000    #,@@  Brazilian Merchant Voucher
                        Receivables Ltd., 5.911%, due
                        06/15/11                                           11,760
       1,000          Citigroup Capital II, 7.750%, due
                        12/01/36                                            1,131
       9,000          Countrywide Home Loans, Inc.,
                        4.250%, due 12/19/07                                9,290
       7,000       #  Farmers Exchange Capital, 7.050%,
                        due 07/15/28                                        6,570
       4,000          Ford Motor Credit Co, 7.375%, due
                        02/01/11                                            4,366
       1,000          Ford Motor Credit Co., 5.625%, due
                        10/01/08                                            1,028
      12,000    XX,#  Mangrove Bay Pass-Through Trust,
                        6.102%, due 07/15/33                               11,829
       3,000          Nexstar Finance, Inc., 12.000%, due
                        04/01/08                                            3,398
       6,000       #  OneAmerica Financial Partners, Inc.,
                        7.000%, due 10/15/33                                5,958
       6,000    #,@@  PF Export Receivables Master Trust,
                        3.748%, due 06/01/13                                5,852
       5,695    #,@@  PF Export Receivables Master Trust,
                        6.436%, due 06/01/15                                5,809
       4,000       #  Takefuji Corp, 9.200%, due 04/15/11                   4,438
       1,000          Technical Olympic USA, Inc.,
                        9.000%, due 07/01/10                                1,080
       5,000       #  Wachovia Capital Trust V, 7.965%,
                        due 06/01/27                                        5,773
                                                                  ---------------
                                                                           87,490
                                                                  ---------------
                      ELECTRIC: 3.0%
      10,000       #  Consumers Energy Co., 4.800%, due
                        02/17/09                                           10,233
       3,000      @@  Empresa Nacional de Electricidad
                        SA/Chile, 7.750%, due 07/15/08                      3,278
      18,000      @@  Empresa Nacional de Electricidad
                        SA/Chile, 8.350%, due 08/01/13                     20,276
       1,000          Enserch Capital I, 2.510%, due
                        07/01/28                                              872
$     11,000          Firstenergy Corp., 7.375%, due
                        11/15/31                                  $        11,294
       9,000       #  Indianapolis Power & Light, 6.300%,
                        due 07/01/13                                        9,301
       4,000          Nisource Finance Corp., 7.625%,
                        due 11/15/05                                        4,372
       8,000       #  Ohio Edison Co., 4.000%, due
                        05/01/08                                            7,831
      11,000          Ohio Power Co., 6.375%, due
                        07/15/33                                           11,036
       6,000       #  PG&E Corp., 6.875%, due 07/15/08                      6,525
       2,000       #  Power Contract Financing LLC,
                        5.200%, due 02/01/06                                2,031
       2,000       #  Power Contract Financing LLC,
                        6.256%, due 02/01/10                                2,112
                                                                  ---------------
                                                                           89,161
                                                                  ---------------
                      ENTERTAINMENT: 0.2%
       2,000          Cinemark USA, Inc., 9.000%, due
                        02/01/13                                            2,260
       3,000          Six Flags, Inc., 9.750%, due
                        06/15/07                                            3,146
                                                                  ---------------
                                                                            5,406
                                                                  ---------------
                      ENVIRONMENTAL CONTROL: 0.2%
       7,000          Allied Waste North America,
                        7.625%, due 01/01/06                                7,403
                                                                  ---------------
                                                                            7,403
                                                                  ---------------
                      FOOD: 1.2%
       2,000          Kroger Co., 5.500%, due 02/01/13                      2,038
       4,000          Kroger Co., 7.250%, due 06/01/09                      4,562
       7,000          Safeway, Inc., 4.800%, due 07/16/07                   7,271
      10,000          Supervalu, Inc., 7.875%, due
                        08/01/09                                           11,678
      10,000          Tyson Foods, Inc., 7.250%, due
                        10/01/06                                           10,965
                                                                  ---------------
                                                                           36,514
                                                                  ---------------
                      FOREST PRODUCTS & PAPER: 0.8%
       6,000      @@  Abitibi-Consolidated, Inc., 6.950%,
                        due 12/15/06                                        6,287
       3,000      @@  Abitibi-Consolidated, Inc.,
                        6.950%, due 04/01/08                                3,146
       5,000          Georgia-Pacific Corp., 8.875%, due
                        02/01/10                                            5,725
       7,000          Weyerhaeuser Co., 7.375%, due
                        03/15/32                                            7,635
                                                                  ---------------
                                                                           22,793
                                                                  ---------------

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
                      INSURANCE: 0.8%
$      9,000       #  Farmers Insurance Exchange,
                        8.625%, due 05/01/24                      $         9,433
       6,000       #  Monumental Global Funding II,
                        3.850%, due 03/03/08                                6,059
       8,000       #  Zurich Capital Trust I, 8.376%, due
                        06/01/37                                            9,214
                                                                  ---------------
                                                                           24,706
                                                                  ---------------
                      LEISURE TIME: 0.1%
       4,000      @@  Royal Caribbean Cruises Ltd.,
                        7.000%, due 10/15/07                                4,260
                                                                  ---------------
                                                                            4,260
                                                                  ---------------
                      LODGING: 0.7%
       4,000          Mandalay Resort Group, 10.250%,
                        due 08/01/07                                        4,620
       6,000          MGM Mirage, 6.000%,
                        due 10/01/09                                        6,195
       6,000          Park Place Entertainment Corp.,
                        9.375%, due 02/15/07                                6,810
       4,000          Starwood Hotels & Resorts
                        Worldwide, Inc., 7.375%, due
                        05/01/07                                            4,340
                                                                  ---------------
                                                                           21,965
                                                                  ---------------
                      MEDIA: 1.1%
       3,000          AOL Time Warner, Inc., 6.875%,
                        due 05/01/12                                        3,382
       4,000       #  CCO Holdings Capital Corp.,
                        8.750%, due 11/15/13                                4,090
       3,000          CSC Holdings, Inc., 10.500%, due
                        05/15/16                                            3,450
       4,000       #  Dex Media, Inc., 8.000%, due
                        11/15/13                                            4,220
       2,000          DirecTV Holdings LLC, 8.375%,
                        due 03/15/13                                        2,330
       3,000       #  Echostar DBS Corp., 4.410%, due
                        10/01/08                                            3,139
       4,000       #  Echostar DBS Corp., 5.750%, due
                        10/01/08                                            4,065
       2,000          Spanish Broadcasting System,
                        9.625%, due 11/01/09                                2,145
       4,000          Time Warner, Inc., 6.950%, due
                        01/15/28                                            4,288
       2,000          Young Broadcasting, Inc., 8.500%,
                        due 12/15/08                                        2,160
                                                                  ---------------
                                                                           33,269
                                                                  ---------------
                      MISCELLANEOUS MANUFACTURING: 0.3%
$     10,000          General Electric Co., 5.000%, due
                        02/01/13                                  $        10,132
                                                                  ---------------
                                                                           10,132
                                                                  ---------------
                      MULTI-NATIONAL: 0.6%
       9,000      @@  Corp Andina de Fomento CAF,
                        5.200%, due 05/21/13                                8,978
       9,000      @@  Corp Andina de Fomento CAF,
                        6.875%, due 03/15/12                               10,005
                                                                  ---------------
                                                                           18,983
                                                                  ---------------
                      OIL AND GAS: 2.1%
       4,000          Chesapeake Energy Corp., 9.000%,
                        due 08/15/12                                        4,620
       8,000          Enterprise Products Partners LP,
                        6.875%, due 03/01/33                                8,019
      23,000      @@  Husky Oil Co., 8.900%, due
                        08/15/28                                           26,680
      11,000          Pemex Project Funding Master Trust,
                        7.375%, due 12/15/14                               11,798
       5,000          Valero Energy Corp., 7.500%, due
                        04/15/32                                            5,590
       4,000          Valero Energy Corp., 8.750%, due
                        06/15/30                                            5,006
                                                                  ---------------
                                                                           61,713
                                                                  ---------------
                      PACKAGING AND CONTAINERS: 1.0%
       3,000      @@  Crown European Holdings SA,
                        10.875%, due 03/01/13                               3,544
       7,000          Owens-Brockway, 8.875%, due
                        02/15/09                                            7,709
       8,000       #  Sealed Air Corp., 5.625%, due
                        07/15/13                                            8,201
       9,000       #  Sealed Air Corp., 6.950%, due
                        05/15/09                                           10,126
                                                                  ---------------
                                                                           29,580
                                                                  ---------------
                      PIPELINES: 1.0%
      10,000          CenterPoint Energy Resources Corp.,
                        8.125%, due 07/15/05                               10,684
      18,000       #  Plains All American Pipeline LP/PAA
                        Finance Corp, 5.625%,
                        due 12/15/13                                       18,248
                                                                  ---------------
                                                                           28,932
                                                                  ---------------
                      REAL ESTATE: 1.3%
       8,000          EOP Operating LP, 7.750%, due
                        11/15/07                                            9,179

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
REAL ESTATE: (CONTINUED)
$      9,000          Liberty Property LP, 7.750%, due
                        04/15/09                                  $        10,525
                                                                  ---------------
       1,000          Liberty Property Trust, 6.375%, due
                        08/15/12                                            1,078
       6,000          Simon Property Group LP, 4.875%,
                        due 03/18/10                                        6,124
      11,000          Simon Property Group LP, 6.375%,
                        due 11/15/07                                       12,141
                                                                  ---------------
                                                                           39,047
                                                                  ---------------
                      SAVINGS AND LOANS: 0.3%
       9,000          Washington Mutual, Inc., 4.375%,
                        due 01/15/08                                        9,261
                                                                  ---------------
                                                                            9,261
                                                                  ---------------
                      TELECOMMUNICATIONS: 3.3%
       1,000       #  ACC Escrow Corp., 10.000%, due
                        08/01/11                                            1,120
       3,000          American Tower Corp., 9.375%, due
                        02/01/09                                            3,210
       1,000       #  American Towers, Inc., 7.250%, due
                        12/01/11                                            1,023
      18,000          AT&T Corp., 8.050%, due 11/15/11                     20,754
       8,000          AT&T Wireless Services, Inc.,
                        8.125%, due 05/01/12                                9,425
       2,000       @  MCI Communications Corp.,
                        .000%, due 08/15/06                                 1,620
       2,000          Nextel Communications, Inc.,
                        7.375%, due 08/01/15                                2,160
       2,000          Nextel Communications, Inc.,
                        9.375%, due 11/15/09                                2,190
       2,000       #  Qwest Corp., 9.125%, due 03/15/12    2,305
       3,000       #  Qwest Services Corp., 13.500%, due
                        12/15/10                                            3,660
       8,000          Sprint Capital Corp., 6.000%, due
                        01/15/07                                            8,551
       9,000          Sprint Capital Corp., 6.875%, due
                        11/15/28                                            8,813
       9,000          TCI Communications Finance,
                        9.650%, due 03/31/27                               10,890
       4,000          Verizon Florida, Inc., 6.125%, due
                        01/15/13                                            4,290
$     18,000          Verizon Virginia, Inc., 4.625%, due
                        03/15/13                                  $        17,387
                                                                  ---------------
                                                                           97,398
                                                                  ---------------
Total Corporate Bonds
  (Cost $885,691)                                                         907,778
                                                                  ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET
  BACKED SECURITIES: 12.4%
                      AUTOMOBILE: 0.7%
      20,000          USAA Auto Owner Trust, 2.040%,
                        due 02/16/10                                       19,770
                                                                  ---------------
                                                                           19,770
                                                                  ---------------
                      COMMERCIAL: 6.4%
      30,000          CS First Boston Mortgage Securities
                        Corp., 3.382%, due 05/15/38                        28,672
      17,000          CS First Boston Mortgage Securities
                        Corp., 3.861%, due 03/15/36                        17,099
       4,000          CS First Boston Mortgage Securities
                        Corp., 7.808%, due 04/14/62                         4,718
      22,000          DLJ Commercial Mortgage Corp.,
                        6.240%, due 11/12/31                               24,324
      63,000          DLJ Commercial Mortgage Corp.,
                        7.300%, due 06/10/32                               72,952
      10,000          Capital Commercial Mortgage
                        Corp., 5.994%, due 12/10/35                        10,925
       9,000          GMAC Commercial Mortgage
                        Securities, Inc., 6.700%, due
                        04/15/34                                           10,186
       7,000          JP Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        5.161%, due 10/12/37                                7,208
      15,000          Wachovia Bank Commercial
                      Mortgage Trust, 3.989%, due
                        06/15/35                                           14,133
                                                                  ---------------
                                                                          190,217
                                                                  ---------------
                      CREDIT CARD: 1.4%
       6,000          Bank One Issuance Trust, 4.540%,
                        due 09/15/10                                        6,137
       6,000          Capital One Master Trust, 4.900%,
                        due 03/15/10                                        6,337
      19,000          Citibank Credit Card Issuance Trust,
                        5.650%, due 06/16/08                               20,418
       8,000          MBNA Credit Card Master Note
                        Trust, 4.950%, due 06/15/09                         8,531
                                                                  ---------------
                                                                           41,423
                                                                  ---------------

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
                      HOME EQUITY: 0.4%
$     13,354       I  Amresco Residential Securities
                        Mortgage Loan Trust, 1.760%,
                        due 01/25/28                              $        13,368
                                                                  ---------------
                                                                           13,368
                                                                  ---------------
                      OTHER ASSET BACKED SECURITIES: 0.6%
       6,000          Chase Funding Mortgage Loan,
                        2.734%, due 09/25/24                                5,963
       4,000          Chase Funding Mortgage Loan,
                        4.045%, due 05/25/33                                3,966
       7,000          Residential Asset Mortgage Products,
                        Inc., 2.140%, due 02/25/30                          6,844
                                                                  ---------------
                                                                           16,773
                                                                  ---------------
                      WHOLE LOAN COLLATERALIZED MORTGAGE: 1.4%
       2,984          Bank of America Mortgage Securities,
                        5.500%, due 11/25/33                                2,967
      31,000          CS First Boston Mortgage Securities
                        Corp., 4.187%, due 10/25/33                        30,973
       7,878          MASTR Asset Securitization Trust,
                        8.000%, due 06/25/33                                8,476
                                                                  ---------------
                                                                           42,416
                                                                  ---------------
                      WHOLE LOAN COLLATERALIZED PLANNED
                        AMORTIZATION CLASS: 1.5%
      20,649          MASTR Alternative Loans Trust,
                        8.500%, due 05/25/33                               21,463
      18,000          Residential Funding Securities Corp.,
                        4.750%, due 02/25/33                               18,091
       5,863          Residential Funding Securities Corp.,
                        8.500%, due 05/25/33                                6,601
                                                                  ---------------
                                                                           46,155
                                                                  ---------------
                      Total Collateralized Mortgage
                        Obligations (Cost $377,374)                       370,122
                                                                  ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 38.5%
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 6.5%
      15,000          2.875%, due 09/15/05                                 15,281
      17,060       I  4.458%, due 12/01/26                                 17,084
      15,000          5.875%, due 03/21/11                                 16,283
      19,000          6.000%, due 01/15/28                                 19,937
     121,000          6.500%, due 01/15/34                                126,747
                                                                  ---------------
                                                                          195,332
                                                                  ---------------
                      FEDERAL NATIONAL MORTGAGE
                        ASSOCIATION: 32.0%
$     31,000          2.375%, due 04/13/06                        $        31,003
      30,000          2.875%, due 05/19/08                                 29,298
       1,455       I  3.454%, due 07/01/27                                  1,507
      11,317       I  3.555%, due 07/01/27                                 11,725
      12,000          4.000%, due 09/02/08                                 12,165
      14,000          4.750%, due 12/25/42                                 14,477
     150,000       W  5.000%, due 01/01/17                                153,000
     156,000       W  5.000%, due 01/15/34                                154,391
      40,000          5.250%, due 04/15/07                                 43,087
      24,185          5.500%, due 04/01/18                                 25,098
     101,000       W  5.500%, due 01/01/33                                102,326
      20,601          6.000%, due 07/25/24                                 21,547
      19,636          6.000%, due 07/25/29                                 20,378
       9,164          6.000%, due 07/25/29                                  9,509
      22,599          6.000%, due 10/01/32                                 23,377
      54,000       W  6.000%, due 01/15/34                                 55,823
      39,056       W  6.500%, due 11/01/29                                 41,761
      81,936          7.000%, due 09/01/32                                 86,788
      24,901          7.000%, due 11/01/32                                 26,375
      84,199          7.500%, due 07/01/21                                 90,052
                                                                  ---------------
                                                                          953,687
                                                                  ---------------
                      Total U.S. Government Agency
                        Obligations (Cost $1,133,636)                   1,149,019
                                                                  ---------------
U.S. TREASURY OBLIGATIONS: 8.8%
                      U.S. TREASURY BONDS: 1.6%
      14,000          5.375%, due 02/15/31                                 14,604
      30,000          6.250%, due 08/15/23                                 34,204
                                                                  ---------------
                                                                           48,808
                                                                  ---------------
                      U.S. TREASURY NOTES: 6.1%
      10,000          1.875%, due 11/30/05                                 10,022
      10,000          1.875%, due 12/31/05                                 10,010
      75,000          2.250%, due 07/31/04                                 75,542
      55,000          3.375%, due 12/15/08                                 55,391
      32,000          4.250%, due 11/15/13                                 31,975
                                                                  ---------------
                                                                          182,940
                                                                  ---------------
                      U.S. TREASURY STRIP PRINCIPAL: 1.1%
      60,000          5.060%, due 05/15/16                                 32,568
                                                                  ---------------
                                                                           32,568
                                                                  ---------------
                      Total U.S. Treasury Obligations
                        (Cost $264,710)                                   264,316
                                                                  ---------------

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
OTHER BONDS: 4.2%
                      SOVEREIGN: 4.2%
$      5,000   @@,**  ARG Boden, 0.000%, due 08/03/12             $         3,139
       7,000      @@  Brazilian Government Intl. Bond,
                        2.188%, due 04/15/12                                6,330
       6,000      @@  Brazilian Government Intl. Bond,
                        10.000%, due 08/07/11                               6,660
       5,000      @@  Brazilian Government Intl. Bond,
                        11.000%, due 08/17/40                               5,525
       9,000   @@,XX  Central Bank of Nigeria, 0.000%, due
                        01/05/10                                            3,420
       6,000      @@  Colombia Government Intl. Bond,
                        10.000%, due 01/23/12                               6,600
       2,000      @@  Colombia Government Intl. Bond,
                        11.750%, due 02/25/20                               2,420
       5,000      @@  Dominican Republic Intl. Bond,
                        9.040%, due 01/23/13                                3,821
       5,000      @@  Ecuador Government Intl. Bond,
                        7.000%, due 08/15/30                                3,882
       3,000      @@  El Salvador Government Intl. Bond,
                        7.750%, due 01/24/23                                3,190
       5,000      @@  Mexico Government Intl. Bond,
                        4.625%, due 10/08/08                                5,075
       8,000      @@  Mexico Government Intl. Bond,
                        6.625%, due 03/03/15                                8,300
       4,582      @@  Panama Government Intl. Bond,
                        1.938%, due 07/17/16                                4,007
       1,000      @@  Panama Government Intl. Bond,
                        9.375%, due 07/23/12                                1,145
       2,000      @@  Peru Government Intl. Bond,
                        4.500%, due 03/07/17                                1,797
       3,000      @@  Peru Government Intl. Bond, 9.125%,
                        due 02/21/12                                        3,360
       7,000      @@  Philippine Government Intl. Bond,
                        9.875%, due 01/15/19                                7,438
       5,000      @@  Republic of Bulgaria, 8.250%, due
                        01/15/15                                            5,922
      17,000      @@  Russia Government Intl. Bond,
                        5.000%, due 03/31/30                               16,340
       1,000      @@  Turkey Government Intl. Bond,
                        9.500%, due 01/15/14                                1,160
       8,000      @@  Turkey Government Intl. Bond,
                        12.375%, due 06/15/09                              10,280
       1,000   #, @@  Ukraine Government Intl. Bond,
                        7.650%, due 06/11/13                                1,045
       1,307      @@  Ukraine Government Intl. Bond,
                        11.000%, due 03/15/07                               1,456
$      1,000      @@  Uruguay Government Intl. Bond,
                        7.250%, due 02/15/11                      $           868
       2,000      @@  Uruguay Government Intl. Bond,
                        7.500%, due 03/15/15                                1,610
       6,000      @@  Venezuela Government Intl. Bond,
                        9.250%, due 09/15/27                                5,490
       6,000    #,@@  Venezuela Government Intl. Bond,
                        10.750%, due 09/19/13                               6,435
                                                                  ---------------
                      Total Other Bonds
                        (Cost $121,414)                                   126,715
                                                                  ---------------

   SHARES
   ------
PREFERRED STOCK: 1.1%
                      AUTO PARTS AND EQUIPMENT: 0.4%
         480          Delphi Trust I                                       12,643
                                                                  ---------------
                                                                           12,643
                                                                  ---------------
                      BANKS: 0.4%
           1       #  DG Funding Trust                                     10,850
                                                                  ---------------
                                                                           10,850
                                                                  ---------------
                      OIL AND GAS: 0.3%
         400      @@  Nexen, Inc.                                          10,460
                                                                  ---------------
                                                                           10,460
                                                                  ---------------
                      Total Preferred Stock
                        (Cost $32,878)                                     33,953
                                                                  ---------------
                      Long Term Investments
                        (Cost $2,815,703)                               2,851,903
                                                                  ---------------

 PRINCIPAL
   AMOUNT
 ---------
SHORT-TERM INVESTMENTS: 23.8%
                      REPURCHASE AGREEMENT: 23.8%
$    713,000       S  Goldman Sachs Repurchase
                        Agreement dated 12/31/03, 0.990%, due
                        01/02/04, $713,039 to be received upon
                        repurchase (Collateralized by $729,000
                        Federal Home Loan Mortgage Corporation,
                        2.500%, Market Value $727,407 due
                        12/04/06)                                         713,000
                                                                  ---------------
                      Total Short-Term Investments
                        (Cost $713,000)                                   713,000
                                                                  ---------------

See accompanying notes to financial statements.

                              USLICO BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

                                                                       VALUE
                                                                       -----
TOTAL INVESTMENTS IN SECURITIES
  (COST $3,528,703)*                                     119.2%   $     3,564,903
OTHER ASSETS AND LIABILITIES--NET                        (19.2)          (573,758)
                                                         -----    ---------------
NET ASSETS                                               100.0%   $     2,991,145
                                                         =====    ===============

@      Non-income producing security
@@     Foreign Issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Trustees.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
I      Illiquid Security
W      When-issued or delayed delivery security
**     Defaulted security
S Segregated securities for when-issued or delayed delivery securities held at December 31, 2003.
C      Bond may be called prior to maturity date.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $        50,537
            Gross Unrealized Depreciation                                 (14,337)
                                                                  ---------------
            Net Unrealized Appreciation                           $        36,200
                                                                  ===============

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

   SHARES                                                              VALUE
   ------                                                              -----
COMMON STOCK: 55.2%
                      AEROSPACE/DEFENSE: 2.1%
       2,825       @  Alliant Techsystems, Inc.                   $       163,172
       1,250          General Dynamics Corp.                              112,988
                                                                  ---------------
                                                                          276,160
                                                                  ---------------
                      APPAREL: 0.9%
       3,300       @  Coach, Inc.                                         124,575
                                                                  ---------------
                                                                          124,575
                                                                  ---------------
                      BANKS: 3.0%
       1,060          Bank of America Corp.                                85,256
       2,400          Investors Financial Services Corp.                   92,184
       3,900          US Bancorp                                          116,141
       1,650          Wells Fargo & Co.                                    97,169
                                                                  ---------------
                                                                          390,750
                                                                  ---------------
                      BIOTECHNOLOGY: 2.2%
       3,120       @  Biogen IDEC, Inc.                                   114,754
       2,600       @  Celgene Corp.                                       117,052
       2,500       @  Medimmune, Inc.                                      63,500
                                                                  ---------------
                                                                          295,306
                                                                  ---------------
                      COMPUTERS: 2.2%
       6,600       @  EMC Corp.                                            85,272
       3,500          Hewlett-Packard Co.                                  80,395
       1,350          International Business
                        Machines Corp.                                    125,118
                                                                  ---------------
                                                                          290,785
                                                                  ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 6.1%
       1,450          American Express Co.                                 69,934
       5,100          Citigroup, Inc.                                     247,553
       9,500       @  E*TRADE Group, Inc.                                 120,175
       1,250          Fannie Mae                                           93,825
         700          Goldman Sachs Group, Inc.                            69,111
       1,800          JP Morgan Chase & Co.                                66,114
       1,550          Lehman Brothers Holdings, Inc.                      119,691
                                                                  ---------------
                                                                          786,403
                                                                  ---------------
                      ELECTRONICS: 1.0%
       2,300          Parker Hannifin Corp.                               136,850
                                                                  ---------------
                                                                          136,850
                                                                  ---------------
                      ENTERTAINMENT: 0.7%
       5,485       @  Metro-Goldwyn-Mayer, Inc.                            93,739
                                                                  ---------------
                                                                           93,739
                                                                  ---------------
                      ENVIRONMENTAL CONTROL: 0.8%
       2,300       @  Stericycle, Inc.                            $       107,410
                                                                  ---------------
                                                                          107,410
                                                                  ---------------
                      HEALTHCARE-PRODUCTS: 2.3%
       1,900       @  Boston Scientific Corp.                              69,844
       2,100          Johnson & Johnson                                   108,486
       1,050          Medtronic, Inc.                                      51,041
         950       @  Zimmer Holdings, Inc.                                66,880
                                                                  ---------------
                                                                          296,251
                                                                  ---------------
                      HEALTHCARE-SERVICES: 0.4%
         800          Aetna, Inc.                                          54,064
                                                                  ---------------
                                                                           54,064
                                                                  ---------------
                      HOME FURNISHINGS: 0.5%
       4,300       @  Tempur-Pedic International Inc                       66,650
                                                                  ---------------
                                                                           66,650
                                                                  ---------------
                      INSURANCE: 2.0%
       2,500          American Intl. Group                                165,700
       3,200          Platinum Underwriters Holdings
                        Ltd.                                               96,000
                                                                  ---------------
                                                                          261,700
                                                                  ---------------
                      INTERNET: 2.3%
       1,250       @  Amazon.Com, Inc.                                     65,800
       1,250       @  eBay, Inc.                                           80,738
       3,400       @  Yahoo!, Inc.                                        153,578
                                                                  ---------------
                                                                          300,116
                                                                  ---------------
                      LEISURE TIME: 1.1%
       1,800          Carnival Corp.                                       71,514
       1,650          Harley-Davidson, Inc.                                78,425
                                                                  ---------------
                                                                          149,939
                                                                  ---------------
                      MACHINERY-DIVERSIFIED: 0.6%
       1,150          Deere & Co.                                          74,808
                                                                  ---------------
                                                                           74,808
                                                                  ---------------
                      MEDIA: 1.8%
       3,400       @  Cablevision Systems Corp.                            79,526
       5,597       @  Hughes Electronics Corp.                             92,630
       2,800          Walt Disney Co.                                      65,324
                                                                  ---------------
                                                                          237,480
                                                                  ---------------
                      MISCELLANEOUS MANUFACTURING: 4.4%
         750          3M Co.                                               63,773
       1,250          Eaton Corp.                                         134,975
       4,000          General Electric Co.                                123,920
       2,000          Honeywell Intl., Inc.                                66,860

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

   SHARES                                                              VALUE
   ------                                                              -----
                      MISCELLANEOUS MANUFACTURING (CONTINUED)
       7,100      @@  Tyco Intl. Ltd.                             $       188,149
                                                                  ---------------
                                                                          577,677
                                                                  ---------------
                      OIL AND GAS: 3.2%
       1,350          Exxon Mobil Corp.                                    55,350
       3,900   @, @@  Nabors Industries Ltd.                              161,850
       2,500       @  Patterson-UTI Energy, Inc.                           82,300
       1,150       @  Precision Drilling Corp.                             50,232
       2,366          XTO Energy, Inc.                                     66,958
                                                                  ---------------
                                                                          416,690
                                                                  ---------------
                      PHARMACEUTICALS: 5.7%
       1,650       @  AdvancePCS                                           86,889
       3,400       @  Andrx Corp                                           81,736
         700       @  Barr Laboratories, Inc.                              53,865
         750          Eli Lilly & Co.                                      52,748
       1,800       @  Gilead Sciences, Inc.                               104,651
       1,340          Merck & Co., Inc.                                    61,908
       5,200          Pfizer, Inc.                                        183,715
       1,150          Teva Pharmaceutical
                        Industries ADR                                     65,217
       1,450          Wyeth                                                61,553
                                                                  ---------------
                                                                          752,282
                                                                  ---------------
                      RETAIL: 3.9%
       1,800          Best Buy Co., Inc.                                   94,032
       2,200       @  Chico's FAS, Inc.                                    81,290
       3,700          Gap, Inc.                                            85,877
       2,300          Home Depot, Inc.                                     81,627
       3,100          Wal-Mart Stores, Inc.                               164,454
                                                                  ---------------
                                                                          507,280
                                                                  ---------------
                      SEMICONDUCTORS: 3.1%
       3,000          Intel Corp.                                          96,600
       4,500       @  National Semiconductor Corp.                        177,345
       5,800       @  Nvidia Corp.                                        134,850
                                                                  ---------------
                                                                          408,795
                                                                  ---------------
                      SOFTWARE: 2.2%
       1,550       @  Electronic Arts, Inc.                                74,059
       4,900          Microsoft Corp.                                     134,946
       2,300       @  Veritas Software Corp.                               85,468
                                                                  ---------------
                                                                          294,473
                                                                  ---------------
                      TELECOMMUNICATIONS: 1.9%
       2,500       @  Cisco Systems, Inc.                                  60,725
       9,600          Motorola, Inc.                                      135,072
       1,800       @  Nextel Communications, Inc.                          50,508
                                                                  ---------------
                                                                          246,305
                                                                  ---------------
                      TRANSPORTATION: 0.8%
       1,350          CSX Corp.                                   $        48,519
         750          Union Pacific Corp.                                  52,110
                                                                  ---------------
                                                                          100,629
                                                                  ---------------
                      Total Common Stock
                        (Cost $5,867,355)                               7,247,117
                                                                  ---------------
PREFERRED STOCK: 0.7%
                      AUTO PARTS & EQUIPMENT: 0.2%
         920          Delphi Trust I                                       24,233
                                                                  ---------------
                                                                           24,233
                                                                  ---------------
                      BANKS: 0.2%
           3       #  DG Funding Trust                                     32,549
                                                                  ---------------
                                                                           32,549
                                                                  ---------------
                      MEDIA: 0.1%
         626          News Corp. Ltd.                                      18,937
                                                                  ---------------
                                                                           18,937
                                                                  ---------------
                      OIL AND GAS: 0.2%
         760      @@  Nexen, Inc.                                          19,874
                                                                  ---------------
                                                                           19,874
                                                                  ---------------
                      Total Preferred Stock
                        (Cost $92,852)                                     95,593
                                                                  ---------------

 NUMBER OF
 CONTRACTS
 ---------
OPTIONS: 0.0%
                      SEMICONDUCTORS: 0.0%
          20          National Semiconductor Put,
                        $40 strike price, expires
                        01/17/04                                            3,600
                                                                  ---------------
                      Total Options (Cost $4,060)                           3,600
                                                                  ---------------

 PRINCIPAL
  AMOUNT
  ------
CORPORATE BONDS: 13.1%
                      AIRLINES: 0.9%
$     12,000          American Airlines, Inc., 6.817%,
                        due 05/23/11                                       10,813
      39,000          American Airlines, Inc., 7.024%,
                        due 10/15/09                                       38,950
      22,000          American Airlines, Inc., 7.324%,
                        due 10/15/09                                       19,039
       8,680          Continental Airlines, Inc., 6.545%,
                        due 08/02/20                                        8,584
       6,741          Continental Airlines, Inc., 6.900%,
                        due 07/02/19                                        6,658

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
  AMOUNT                                                               VALUE
  ------                                                               -----
                      AIRLINES: (CONTINUED)
$     12,000          Continental Airlines, Inc., 7.875%,
                        due 07/02/18                              $        12,078
       4,000          Delta Air Lines, Inc., 7.299%, due
                        09/18/06                                            3,612
       5,000          Delta Air Lines, Inc., 7.779%, due
                        11/18/05                                            4,603
      14,047          US Airways Pass Through Trust,
                        6.850%, due 01/30/18                               13,449
                                                                  ---------------
                                                                          117,786
                                                                  ---------------
                      AUTO MANUFACTURERS: 0.4%
      19,000          Ford Motor Co., 6.375%, due
                        02/01/29                                           17,000
       4,000          Ford Motor Co., 6.625%, due
                        10/01/28                                            3,690
      25,000          General Motors Corp., 8.375%, due
                        07/15/33                                           29,108
                                                                  ---------------
                                                                           49,798
                                                                  ---------------
                      BANKS: 2.4%
      15,000   #, @@  Banco Bradesco SA, 8.750%, due
                        10/24/13                                           15,750
      10,000          Bank of America Corp., 6.375%, due
                        02/15/08                                           11,090
       4,000       #  BankAmerica Institutional, Class B,
                        7.700%, due 12/31/26                                4,490
       5,000          BankBoston Capital Trust III,
                        1.920%, due 06/15/27                                4,789
       3,000          BankBoston Corp., 1.780%, due
                        06/08/28                                            2,811
      10,000          Barnett Capital I, 8.060%, due
                        12/01/26                                           11,449
       4,000          Barnett Capital II, 7.950%, due
                        12/01/26                                            4,554
       4,000          Chase Capital VI, 1.788%, due
                        08/01/28                                            3,781
       9,000       #  Corestates Capital Trust II, 1.800%,
                        due 01/15/27                                        8,524
      40,000       #  Dresdner Funding Trust I, 8.151%,
                        due 06/30/31                                       45,793
      10,000          FBS Capital I, 8.090%, due 11/15/26                  11,482
      21,000          First Union Institutional Capital II,
                        7.850%, due 01/01/27                               23,806
      15,000   #, @@  HBOS PLC, 5.375%, due 11/29/49                       15,030
$      5,000   @@, C  Hongkong & Shanghai Banking Corp.
                        Ltd., 1.313%, due 07/29/49                $         4,086
      18,000      @@  HSBC Holdings PLC, 7.500%, due
                        07/15/09                                           21,071
      10,000          M & T Bank Corp., 3.850%, due
                        04/01/13                                            9,944
      20,000          Mellon Capital I, 7.720%, due
                        12/01/26                                           22,492
      12,000   #, @@  Rabobank Capital Funding II,
                        5.260%, due 12/29/49                               12,044
       9,000          RBS Capital Trust I, 4.709%, due
                        12/29/49                                            8,625
      10,000   @@, C  Societe Generale, 1.309%, due
                        11/29/49                                            8,115
      20,000   @@, C  Standard Chartered PLC, 1.400%,
                        due 12/29/49                                       15,025
      40,000   @@, C  Standard Chartered PLC, 1.500%,
                        due 11/29/49                                       29,982
       4,000          Wachovia Capital Trust II, 1.650%,
                        due 01/15/27                                        3,785
      11,000          Wells Fargo & Co., 3.120%, due
                        08/15/08                                           10,878
                                                                  ---------------
                                                                          309,396
                                                                  ---------------
                      BEVERAGES: 0.3%
      19,000    #,@@  Cia Brasileira de Bebidas, 8.750%,
                        due 09/15/13                                       20,235
       4,000          Constellation Brands, Inc., 8.000%,
                        due 02/15/08                                        4,460
      17,000       #  Miller Brewing Co., 4.250%, due
                        08/15/08                                           17,245
                                                                  ---------------
                                                                           41,940
                                                                  ---------------
                      CHEMICALS: 0.0%
       4,000          Dow Chemical Co., 5.750%, due
                        11/15/09                                            4,288
                                                                  ---------------
                                                                            4,288
                                                                  ---------------
                      COMMERCIAL SERVICES: 0.1%
       3,000      @@  Quebecor Media, Inc., 11.125%, due
                        07/15/11                                            3,488
     200,000   #,X,I  United Cos. Financial Corp.,
                        0.000%, due 11/02/99                                   --
      10,000          United Rentals North America, Inc.,
                        10.750%, due 04/15/08                              11,300
                                                                  ---------------
                                                                           14,788
                                                                  ---------------

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
                      DIVERSIFIED FINANCIAL SERVICES: 1.2%
$     14,000          Boeing Capital Corp., 7.375%, due
                        09/27/10                                  $        16,114
      22,000    #,@@  Brazilian Merchant Voucher
                        Receivables Ltd., 5.911%, due
                        06/15/11                                           21,560
       2,000          Citigroup Capital II, 7.750%, due
                        12/01/36                                            2,262
      16,000          Countrywide Home Loans, Inc.,
                        4.250%, due 12/19/07                               16,516
      13,000       #  Farmers Exchange Capital, 7.050%,
                        due 07/15/28                                       12,202
       8,000          Ford Motor Credit Co, 7.375%, due
                        02/01/11                                            8,732
       1,000          Ford Motor Credit Co., 5.625%, due
                        10/01/08                                            1,028
      24,000    XX,#  Mangrove Bay Pass-Through Trust,
                        6.102%, due 07/15/33                               23,657
       6,000          Nexstar Finance, Inc., 12.000%, due
                        04/01/08                                            6,795
      11,000       #  OneAmerica Financial Partners, Inc.,
                        7.000%, due 10/15/33                               10,923
      11,000    #,@@  PF Export Receivables Master Trust,
                        3.748%, due 06/01/13                               10,729
      11,389    #,@@  PF Export Receivables Master Trust,
                        6.436%, due 06/01/15                               11,618
       8,000       #  Takefuji Corp, 9.200%, due 04/15/11                   8,877
       2,000          Technical Olympic USA, Inc., 9.000%,
                        due 07/01/10                                        2,160
       1,000          Technical Olympic USA, Inc.,
                        10.375%, due 07/01/12                               1,125
       5,000       #  Wachovia Capital Trust V, 7.965%,
                        due 06/01/27                                        5,773
                                                                  ---------------
                                                                          160,071
                                                                  ---------------

                      ELECTRIC: 1.3%
      18,000       #  Consumers Energy Co., 4.800%, due
                        02/17/09                                           18,420
       5,000      @@  Empresa Nacional de Electricidad
                        SA/Chile, 7.750%, due 07/15/08                      5,464
      35,000      @@  Empresa Nacional de Electricidad
                        SA/Chile, 8.350%, due 08/01/13                     39,424
       2,000          Enserch Capital I, 2.510%, due
                        07/01/28                                            1,744
      20,000          Firstenergy Corp., 7.375%, due
                        11/15/31                                           20,533
      16,000       #  Indianapolis Power & Light, 6.300%,
                        due 07/01/13                                       16,536
$      7,000          Nisource Finance Corp., 7.625%, due
                        11/15/05                                  $         7,651
      16,000       #  Ohio Edison Co., 4.000%, due
                        05/01/08                                           15,663
      23,000          Ohio Power Co., 6.375%, due
                        07/15/33                                           23,074
      12,000       #  PG&E Corp., 6.875%, due
                        07/15/08                                           13,050
       4,000       #  Power Contract Financing LLC,
                        5.200%, due 02/01/06                                4,062
       3,000       #  Power Contract Financing LLC,
                        6.256%, due 02/01/10                                3,168
                                                                  ---------------
                                                                          168,789
                                                                  ---------------
                      ENTERTAINMENT: 0.1%
       4,000          Cinemark USA, Inc., 9.000%, due
                        02/01/13                                            4,520
       5,000          Six Flags, Inc., 9.750%, due
                        06/15/07                                            5,244
                                                                  ---------------
                                                                            9,764
                                                                  ---------------
                      ENVIRONMENTAL CONTROL: 0.1%
      13,000          Allied Waste North America, 7.625%,
                        due 01/01/06                                       13,748
                                                                  ---------------
                                                                           13,748
                                                                  ---------------
                      FOOD: 0.5%
       5,000          Kroger Co., 5.500%, due 02/01/13                      5,094
       7,000          Kroger Co., 7.250%, due 06/01/09                      7,984
      13,000          Safeway, Inc., 4.800%, due 07/16/07                  13,504
      20,000          Supervalu, Inc., 7.875%, due
                        08/01/09                                           23,356
      19,000          Tyson Foods, Inc., 7.250%, due
                        10/01/06                                           20,834
                                                                  ---------------
                                                                           70,772
                                                                  ---------------
                      FOREST PRODUCTS AND PAPER: 0.3%
      11,000      @@  Abitibi-Consolidated, Inc., 6.950%,
                        due 12/15/06                                       11,526
       6,000      @@  Abitibi-Consolidated, Inc., 6.950%,
                        due 04/01/08                                        6,293
       9,000          Georgia-Pacific Corp., 8.875%, due
                        02/01/10                                           10,305
      13,000          Weyerhaeuser Co., 7.375%, due
                        03/15/32                                           14,179
                                                                  ---------------
                                                                           42,303
                                                                  ---------------

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
                      INSURANCE: 0.4%
$     17,000       #  Farmers Insurance Exchange,
                        8.625%, due 05/01/24                      $        17,817
      11,000       #  Monumental Global Funding II,
                        3.850%, due 03/03/08                               11,109
      15,000       #  Zurich Capital Trust I, 8.376%, due
                        06/01/37                                           17,277
                                                                  ---------------
                                                                           46,203
                                                                  ---------------
                      LEISURE TIME: 0.1%
       7,000      @@  Royal Caribbean Cruises Ltd.,
                        7.000%, due 10/15/07                                7,455
                                                                  ---------------
                                                                            7,455
                                                                  ---------------
                      LODGING: 0.3%
       7,000          Mandalay Resort Group, 10.250%, due
                        08/01/07                                            8,085
      12,000          MGM Mirage, 6.000%, due 10/01/09                     12,390
      12,000          Park Place Entertainment Corp.,
                        9.375%, due 02/15/07                               13,620
       7,000          Starwood Hotels & Resorts Worldwide,
                        Inc., 7.375%, due 05/01/07                          7,595
                                                                  ---------------
                                                                           41,690
                                                                  ---------------
                      MEDIA: 0.5%
       5,000          AOL Time Warner, Inc., 6.875%, due
                        05/01/12                                            5,637
       7,000       #  CCO Holdings Capital Corp., 8.750%,
                        due 11/15/13                                        7,158
       5,000          CSC Holdings, Inc., 10.500%, due
                        05/15/16                                            5,750
       9,000       #  Dex Media, Inc., 8.000%, due
                        11/15/13                                            9,494
       4,000          DirecTV Holdings LLC, 8.375%, due
                        03/15/13                                            4,660
       5,000       #  Echostar DBS Corp., 4.410%, due
                        10/01/08                                            5,231
       7,000       #  Echostar DBS Corp., 5.750%, due
                        10/01/08                                            7,114
       5,000          Spanish Broadcasting System,
                        9.625%, due 11/01/09                                5,363
       8,000          Time Warner, Inc., 6.950%, due
                        01/15/28                                            8,575
       4,000          Young Broadcasting, Inc., 8.500%,
                        due 12/15/08                                        4,320
                                                                  ---------------
                                                                           63,302
                                                                  ---------------

                      MISCELLANEOUS MANUFACTURING: 0.1%
$     19,000          General Electric Co., 5.000%, due
                        02/01/13                                  $        19,250
                                                                  ---------------
                                                                           19,250
                                                                  ---------------
                      MULTI-NATIONAL: 0.3%
      16,000      @@  Corp Andina de Fomento CAF,
                        5.200%, due 05/21/13                               15,960
      16,000      @@  Corp Andina de Fomento CAF,
                        6.875%, due 03/15/12                               17,787
                                                                  ---------------
                                                                           33,747
                                                                  ---------------
                      OIL AND GAS: 0.9%
       7,000          Chesapeake Energy Corp., 9.000%,
                        due 08/15/12                                        8,085
      16,000          Enterprise Products Partners LP,
                        6.875%, due 03/01/33                               16,038
      42,000      @@  Husky Oil Co., 8.900%, due 08/15/28                  48,719
      21,000          Pemex Project Funding Master Trust,
                        7.375%, due 12/15/14                               22,523
       9,000          Valero Energy Corp., 7.500%, due
                        04/15/32                                           10,062
       8,000          Valero Energy Corp., 8.750%, due
                        06/15/30                                           10,013
                                                                  ---------------
                                                                          115,440
                                                                  ---------------
                      PACKAGING AND CONTAINERS: 0.4%
       5,000      @@  Crown European Holdings SA,
                        10.875%, due 03/01/13                               5,906
      13,000          Owens-Brockway, 8.875%, due
                        02/15/09                                           14,316
      16,000       #  Sealed Air Corp., 5.625%, due
                        07/15/13                                           16,403
      18,000       #  Sealed Air Corp., 6.950%, due
                        05/15/09                                           20,253
                                                                  ---------------
                                                                           56,878
                                                                  ---------------
                      PIPELINES: 0.4%
      19,000          CenterPoint Energy Resources Corp.,
                        8.125%, due 07/15/05                               20,300
      35,000       #  Plains All American Pipeline LP/PAA
                        Finance Corp, 5.625%, due
                        12/15/13                                           35,481
                                                                  ---------------
                                                                           55,781
                                                                  ---------------

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
                      REAL ESTATE: 0.6%
$     15,000          EOP Operating LP, 7.750%, due
                        11/15/07                                  $        17,210
      18,000          Liberty Property LP, 7.750%, due
                        04/15/09                                           21,050
       3,000          Liberty Property Trust, 6.375%, due
                        08/15/12                                            3,234
      11,000          Simon Property Group LP, 4.875%,
                        due 03/18/10                                       11,227
      21,000          Simon Property Group LP, 6.375%,
                        due 11/15/07                                       23,179
                                                                  ---------------
                                                                           75,900
                                                                  ---------------
                      SAVINGS AND LOANS: 0.1%
      18,000          Washington Mutual, Inc., 4.375%, due
                        01/15/08                                           18,522
                                                                  ---------------
                                                                           18,522
                                                                  ---------------
                      TELECOMMUNICATIONS: 1.4%
       2,000       #  ACC Escrow Corp., 10.000%, due
                        08/01/11                                            2,240
       5,000          American Tower Corp., 9.375%, due
                        02/01/09                                            5,350
       2,000       #  American Towers, Inc., 7.250%, due
                        12/01/11                                            2,045
      34,000          AT&T Corp., 8.050%, due 11/15/11                     39,203
      15,000          AT&T Wireless Services, Inc.,
                        8.125%, due 05/01/12                               17,672
       4,000       @  MCI Communications Corp., .000%,
                        due 08/15/06                                        3,240
       4,000          Nextel Communications, Inc., 7.375%,
                        due 08/01/15                                        4,320
       4,000          Nextel Communications, Inc., 9.375%,
                        due 11/15/09                                        4,380
       4,000       #  Qwest Corp., 9.125%, due 03/15/12                     4,610
       6,000       #  Qwest Services Corp., 13.500%, due
                        12/15/10                                            7,320
      16,000          Sprint Capital Corp., 6.000%, due
                        01/15/07                                           17,103
      19,000          Sprint Capital Corp., 6.875%, due
                        11/15/28                                           18,606
      18,000          TCI Communications Finance,
                        9.650%, due 03/31/27                               21,780
       9,000          Verizon Florida, Inc., 6.125%, due
                        01/15/13                                            9,652
$     32,000          Verizon Virginia, Inc., 4.625%, due
                        03/15/13                                  $        30,909
                                                                  ---------------
                                                                          188,430
                                                                  ---------------
                      Total Corporate Bonds
                        (Cost $1,683,785)                               1,726,041
                                                                  ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET BACKED SECURITIES: 5.1%
                      AUTOMOBILE: 0.3%
      35,000          USAA Auto Owner Trust, 2.040%,
                        due 02/16/10                                       34,597
                                                                  ---------------
                                                                           34,597
                                                                  ---------------
                      COMMERCIAL: 2.6%
      60,000          CS First Boston Mortgage Securities
                        Corp., 3.382%, due 05/15/38                        57,344
      32,000          CS First Boston Mortgage Securities
                        Corp., 3.861%, due 03/15/36                        32,186
       8,000          CS First Boston Mortgage Securities
                        Corp., 7.808%, due 04/14/62                         9,436
      41,000          DLJ Commercial Mortgage Corp.,
                        6.240%, due 11/12/31                               45,331
     115,000          DLJ Commercial Mortgage Corp.,
                        7.300%, due 06/10/32                              133,166
      19,000          GE Capital Commercial Mortgage
                        Corp., 5.994%, due 12/10/35                        20,758
      11,000          GMAC Commercial Mortgage
                        Securities, Inc., 6.700%,
                        due 04/15/34                                       12,450
      12,000          JP Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        5.161%, due 10/12/37                               12,356
      25,000          Wachovia Bank Commercial
                        Mortgage Trust, 3.989%, due
                        06/15/35                                           23,555
                                                                  ---------------
                                                                          346,582
                                                                  ---------------
                      CREDIT CARD: 0.6%
      12,000          Bank One Issuance Trust, 4.540%,
                        due 09/15/10                                       12,275
      11,000          Capital One Master Trust, 4.900%,
                        due 03/15/10                                       11,618
      36,000          Citibank Credit Card Issuance Trust,
                        5.650%, due 06/16/08                               38,686
      12,000          MBNA Credit Card Master Note
                        Trust, 4.950%, due 06/15/09                        12,796
                                                                  ---------------
                                                                           75,375
                                                                  ---------------

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
                      HOME EQUITY: 0.2%
$     26,708       I  Amresco Residential Securities
                      Mortgage Loan Trust, 1.760%, due
                        01/25/28                                  $        26,736
                                                                  ---------------
                                                                           26,736
                                                                  ---------------
                      OTHER ASSET BACKED SECURITIES: 0.2%
      10,000          Chase Funding Mortgage Loan,
                        2.734%, due 09/25/24                                9,938
       5,000          Chase Funding Mortgage Loan,
                        4.045%, due 05/25/33                                4,958
      15,000          Residential Asset Mortgage Products,
                        Inc., 2.140%, due 02/25/30                         14,664
                                                                  ---------------
                                                                           29,560
                                                                  ---------------
                      WHOLE LOAN COLLATERALIZED MORTGAGE: 0.6%
       6,962      XX  Bank of America Mortgage
                        Securities, 5.500%, due 11/25/33                    6,922
      54,000          CS First Boston Mortgage Securities
                        Corp., 4.187%, due 10/25/33                        53,953
      14,324          MASTR Asset Securitization Trust,
                        8.000%, due 06/25/33                               15,412
                                                                  ---------------
                                                                           76,287
                                                                  ---------------
                      WHOLE LOAN COLLATERALIZED PLANNED
                        AMORTIZATION CLASS: 0.6%
      37,783          MASTR Alternative Loans Trust,
                        8.500%, due 05/25/33                               39,273
      33,000          Residential Funding Securities
                        Corp., 4.750%, due 02/25/33                        33,168
      10,749          Residential Funding Securities
                        Corp., 8.500%, due 05/25/33                        12,101
                                                                  ---------------
                                                                           84,542
                                                                  ---------------
                      Total Collateralized Mortgage
                        Obligations and Asset
                        Backed Securities
                        (Cost $687,049)                                   673,679
                                                                  ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.9%
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 4.1%
      25,000          2.875%, due 09/15/05                                 25,468
      44,618       I  4.458%, due 12/01/26                                 44,682
      25,000          5.875%, due 03/21/11                                 27,138
      37,000          6.000%, due 01/15/28                                 38,824
     209,140          6.500%, due 12/01/31                                219,126
     177,000          6.500%, due 01/15/34 TBA                            185,408
                                                                  ---------------
                                                                          540,646
                                                                  ---------------

                      FEDERAL NATIONAL MORTGAGE
                        ASSOCIATION: 12.8%
$     55,000          2.375%, due 04/13/06                        $        55,006
      60,000          2.875%, due 05/19/08                                 58,595
       7,275       I  3.454%, due 07/01/27                                  7,534
      30,104       I  3.555%, due 07/01/27                                 31,188
      28,000          4.000%, due 09/02/08                                 28,386
      20,000       W  4.500%, due 01/15/19                                 20,025
      25,000          4.750%, due 12/25/42                                 25,853
     338,000       W  5.000%, due 01/15/34                                334,515
      75,000          5.250%, due 04/15/07                                 80,789
      76,737          5.500%, due 11/01/17                                 79,628
     101,000       W  5.500%, due 01/01/33                                102,326
      36,297          6.000%, due 07/25/24                                 37,964
      17,018          6.000%, due 07/25/29                                 17,660
      40,582          6.000%, due 07/25/29                                 42,115
     437,000       W  6.000%, due 01/15/34                                451,748
      39,056       W  6.500%, due 11/01/29                                 41,761
     122,903          7.000%, due 09/01/32                                130,180
     126,298          7.500%, due 07/01/21                                135,077
                                                                  ---------------
                                                                        1,680,350
                                                                  ---------------
                      Total U.S. Government
                        Agency Obligations
                        (Cost $2,188,809)                               2,220,996
                                                                  ---------------
U.S. TREASURY OBLIGATIONS: 4.6%
                      U.S. TREASURY BONDS: 0.9%
      32,000          5.375%, due 02/15/31                                 33,381
      70,000          6.250%, due 08/15/23                                 79,809
                                                                  ---------------
                                                                          113,190
                                                                  ---------------
                      U.S. TREASURY NOTES: 3.2%
      22,000          1.875%, due 11/30/05                                 22,048
      22,000          1.875%, due 12/31/05                                 22,021
     200,000       S  2.250%, due 07/31/04                                201,445
      30,000          2.625%, due 11/15/06                                 30,274
      92,000          3.375%, due 12/15/08                                 92,654
      53,000          4.250%, due 11/15/13                                 52,959
                                                                  ---------------
                                                                          421,401
                                                                  ---------------
                      U.S. TREASURY STRIP PRINCIPAL: 0.5%
     120,000          5.060%, due 05/15/16                                 65,137
                                                                  ---------------
                                                                           65,137
                                                                  ---------------
                      Total U.S. Treasury Obligations
                        (Cost $600,187)                                   599,728
                                                                  ---------------

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
 ---------                                                             -----
OTHER BONDS: 1.8%
                      SOVEREIGN: 1.8%
$     10,000  @@, **  ARG Boden, .000%, due 08/03/12              $         6,278
      13,000      @@  Brazilian Government Intl. Bond,
                        2.188%, due 04/15/12                               11,755
      12,000      @@  Brazilian Government Intl. Bond,
                        10.000%, due 08/07/11                              13,320
       9,000      @@  Brazilian Government Intl. Bond,
                        11.000%, due 08/17/40                               9,945
      17,000  @@, XX  Central Bank of Nigeria, 0.000%, due
                        01/05/10                                            6,460
      11,000      @@  Colombia Government Intl. Bond,
                        10.000%, due 01/23/12                              12,100
       4,000      @@  Colombia Government Intl. Bond,
                        11.750%, due 02/25/20                               4,840
       9,000      @@  Dominican Republic Intl. Bond,
                        9.040%, due 01/23/13                                6,878
       9,000      @@  Ecuador Government Intl. Bond,
                        7.000%, due 08/15/30                                6,988
       5,000      @@  El Salvador Government Intl. Bond,
                        7.750%, due 01/24/23                                5,316
       9,000      @@  Mexico Government Intl. Bond,
                        4.625%, due 10/08/08                                9,135
      15,000      @@  Mexico Government Intl. Bond,
                        6.625%, due 03/03/15                               15,563
       9,163      @@  Panama Government Intl. Bond,
                        1.938%, due 07/17/16                                8,013
       1,000      @@  Panama Government Intl. Bond,
                        9.375%, due 07/23/12                                1,145
       4,000      @@  Peru Government Intl. Bond, 4.500%,
                        due 03/07/17                                        3,593
       6,000      @@  Peru Government Intl. Bond, 9.125%,
                        due 02/21/12                                        6,720
      12,000      @@  Philippine Government Intl. Bond,
                        9.875%, due 01/15/19                               12,750
       9,000      @@  Republic of Bulgaria, 8.250%, due
                        01/15/15                                           10,660
      31,000      @@  Russia Government Intl. Bond,
                        5.000%, due 03/31/30                               29,798
       2,000      @@  Turkey Government Intl. Bond,
                        9.500%, due 01/15/14                                2,320
      16,000      @@  Turkey Government Intl. Bond,
                        12.375%, due 06/15/09                              20,560
       3,000   #, @@  Ukraine Government Intl. Bond,
                        7.650%, due 06/11/13                                3,135
       2,613      @@  Ukraine Government Intl. Bond,
                        11.000%, due 03/15/07                               2,913
$      2,000      @@  Uruguay Government Intl. Bond,
                        7.250%, due 02/15/11                      $         1,735
       6,000      @@  Uruguay Government Intl. Bond,
                        7.500%, due 03/15/15                                4,830
      11,000      @@  Venezuela Government Intl. Bond,
                        9.250%, due 09/15/27                               10,065
      11,000    #,@@  Venezuela Government Intl. Bond,
                        10.750%, due 09/19/13                              11,798
                                                                  ---------------
                      Total Other Bonds
                        (Cost $228,499)                                   238,613
                                                                  ---------------
                      Long-Term Investments
                        (Cost $11,352,596)                             12,805,367
                                                                  ---------------
SHORT-TERM INVESTMENTS: 10.8%

                      REPURCHASE AGREEMENT: 10.8%
   1,420,000       S  Goldman Sachs Repurchase
                        Agreement dated 12/31/03,
                        0.990%, due 01/02/04,
                        $1,420,078 to be received
                        upon repurchase (Collateralized
                        by various U.S. Government
                        Agency Obligations,
                        2.500%-4.500%, Market Value
                        $1,450,482 due
                        12/04/06-11/15/12)                              1,420,000
                                                                  ---------------
                      Total Short-Term Investments
                        (Cost $1,420,000)                               1,420,000
                                                                  ---------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $12,772,596)*                                    108.2%   $    14,225,367
OTHER ASSETS AND LIABILITIES-NET                           8.2         (1,074,731)
                                                         -----    ---------------
NET ASSETS                                               100.0%   $    13,150,636
                                                         =====    ===============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Trustees.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
I      Illiquid Security
W      When-issued or delayed delivery security

See accompanying notes to financial statements.

                        USLICO ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                             AS OF DECEMBER 31, 2003

**     Defaulted security
S Segregated securities for when-issued or delayed delivery securities held at December 31, 2003.
C      Bond may be called prior to maturity date.
* Cost for federal income tax purposes is $12,785,412. Net unrealized appreciation consists of:

                      Gross Unrealized Appreciation               $     1,497,878
                      Gross Unrealized Depreciation                       (57,923)
                                                                  ---------------
                      Net Unrealized Appreciation                 $     1,439,955
                                                                  ===============

CALL OPTIONS WRITTEN:

                                        SHARES
    COMMON        EXPIRATION  STRIKE  SUBJECT TO
    STOCK            DATE     PRICE      CALL     VALUE
    ------        ----------  ------  ----------  -----
National
  Semi-Conductor   1/17/04     $ 50      2,000    $ 200

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                 MONEY                                ASSET
                                                              STOCK              MARKET             BOND            ALLOCATION
                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                         ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                         $        71,687    $             3    $           211    $        59,177
Interest                                                           6,332             75,376            140,633            275,190
                                                         ---------------    ---------------    ---------------    ---------------
      Total investment income                                     78,019             75,379            140,844            334,367
                                                         ---------------    ---------------    ---------------    ---------------

EXPENSES:
Investment management fees                                        29,428             15,959              7,720             30,783
Custody and accounting expense                                    30,661              5,475             17,360             35,535
Administrative service fees                                       11,771              6,383              3,088             12,313
Professional fees                                                 34,721             34,766             13,515             35,372
Shareholder reporting expense                                      8,970              5,562              1,854              9,235
Trustee fees                                                       9,855              2,190              2,920              7,653
Miscellaneous expense                                              1,478                478                506              1,439
                                                         ---------------    ---------------    ---------------    ---------------
      Subtotal                                                   126,884             70,813             46,963            132,330
      Less expenses waived and/or reimbursed
        by affiliates                                             20,656             13,311             18,852             20,632
                                                         ---------------    ---------------    ---------------    ---------------
      Net expenses                                               106,228             57,502             28,111            111,698
                                                         ---------------    ---------------    ---------------    ---------------
Net investment income (loss)                                     (28,209)            17,877            112,733            222,669
                                                         ---------------    ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES AND OPTIONS:
Net realized gain (loss) on:

      Investments and foreign currencies                       1,044,281                (69)            41,841            642,380
      Options                                                         --                 --                 --               (156)
                                                         ---------------    ---------------    ---------------    ---------------
Net realized gain (loss) on investments, foreign
  currencies and options                                       1,044,281                (69)            41,841            642,224
Net change in unrealized appreciation or depreciation
  on investments, foreign currencies and options               2,720,022                 --            (19,376)         1,258,624
                                                         ---------------    ---------------    ---------------    ---------------
      Net realized and unrealized gain (loss) on
        investments and foreign currencies and options         3,764,303                (69)            22,465          1,900,848
                                                         ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $     3,736,094    $        17,808    $       135,198    $     2,123,517
                                                         ===============    ===============    ===============    ===============

* Foreign taxes                                          $            41    $            --    $            --    $            76

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                 MONEY                                ASSET
                                                              STOCK              MARKET             BOND            ALLOCATION
                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                         ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
      Net investment income (loss)                       $       (28,209)   $        17,877    $       112,733    $       222,669
      Net realized gain (loss) on investments,
        foreign currencies and options                         1,044,281                (69)            41,841            642,224
      Net change in unrealized appreciation or
        depreciation on investments,
        foreign currencies and options                         2,720,022                 --            (19,376)         1,258,624
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase in net assets resulting from
        operations                                             3,736,094             17,808            135,198          2,123,517
                                                         ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                           --            (17,877)          (108,697)          (216,849)
FROM CAPITAL SHARES TRANSACTIONS:
      Net proceeds from sale of shares                           412,117                 --                 --                 --
      Dividends reinvested                                            --             17,877            108,697            216,849
      Cost of shares redeemed                                     (5,854)          (282,842)          (230,065)          (575,963)
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) in net assets from
        capital share transactions                               406,263           (264,965)          (121,368)          (359,114)
                                                         ---------------    ---------------    ---------------    ---------------
NET ASSETS, BEGINNING OF YEAR                                 10,140,164          6,449,986          3,086,012         11,603,082
                                                         ---------------    ---------------    ---------------    ---------------
NET ASSETS, END OF YEAR                                  $    14,282,521    $     6,184,952    $     2,991,145    $    13,150,636
                                                         ---------------    ---------------    ---------------    ---------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR       $            --    $            --    $         4,036    $         5,820
                                                         ===============    ===============    ===============    ===============

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                 MONEY                                ASSET
                                                              STOCK              MARKET             BOND            ALLOCATION
                                                            PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                         ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
      Net investment income (loss)                       $       (71,750)   $        62,181    $       114,885    $       281,382
      Net realized gain (loss) on investments                 (3,172,082)                --             63,043         (1,015,881)
      Net change in unrealized appreciation or
        depreciation on investments                           (1,575,904)                --             53,152           (378,729)
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) in net assets resulting
        from operations                                       (4,819,736)            62,181            231,080         (1,113,228)
                                                         ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                           --            (62,181)          (123,927)          (377,091)
FROM CAPITAL SHARES TRANSACTIONS:
      Net proceeds from sale of shares                            47,886             35,800              9,255             54,100
      Dividends reinvested                                            --             62,181            123,927            377,091
      Cost of shares redeemed                                    (60,481)           (47,727)                --            (89,948)
                                                         ---------------    ---------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
       from capital share transactions                           (12,595)            50,254            133,182            341,243
                                                         ---------------    ---------------    ---------------    ---------------
     Net increase (decrease) in net assets                   (4,832,331)             50,254            240,335         (1,149,076)
                                                         ---------------    ---------------    ---------------    ---------------
NET ASSETS, BEGINNING OF YEAR                                 14,972,495          6,399,732          2,845,677         12,752,158
                                                         ---------------    ---------------    ---------------    ---------------
NET ASSETS, END OF YEAR                                  $    10,140,164    $     6,449,986    $     3,086,012    $    11,603,082
                                                         ===============    ===============    ===============    ===============
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF YEAR       $            --    $            --    $            --    $            --
                                                         ===============    ===============    ===============    ===============

See accompanying notes to financial statements.

USLICO SERIES FUND -- NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003

(1) ORGANIZATION -- USLICO Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consisting of four separate series (Stock Portfolio, Money Market Portfolio, Bond Portfolio and Asset Allocation Portfolio), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolios are sold only to separate accounts of ReliaStar Life Insurance Company (Reliastar Life) and ReliaStar Life Insurance Company of New York (Reliastar Life of New York, a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) SECURITY VALUATION -- Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

Investments in securities maturing in less than 60 days as well as all securities in the Money Market Portfolio are valued at amortized cost, which, when combined with accrued interest, approximates market value.

   (b) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums amortized to par at maturity based on the scientific method.

   (c) FEDERAL INCOME TAXES -- It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

   (d) PURCHASES AND SALES -- Purchases and sales of Portfolio shares are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

   (e) REPURCHASE AGREEMENTS -- Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults,

USLICO SERIES FUND -- NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003 (CONTINUED)

a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

   (f) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   (g) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly by the Stock Portfolio, Bond Portfolio and Asset Allocation Portfolio, and declared daily and paid monthly by the Money Market Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America for investment companies. The Portfolios record distributions to their shareholders on ex-dividend date.

   (h) ILLIQUID AND RESTRICTED SECURITIES -- The Portfolios may invest up to 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

   (i) OPTIONS CONTRACTS -- Stock and Asset Allocation Portfolios may purchase put and call options and may write (sell) call options on debt or other securities in standardized contracts traded on national securities exchanges or boards of trade. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

   (3) AFFILIATIONS AND RELATED PARTY TRANSACTIONS -- Each of the Portfolios has entered into an Investment Advisory Agreement with ING Investments, LLC (the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The advisory agreement provides that management fees be charged to each of the Portfolios at an annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof. The Adviser has entered into a sub-advisory agreement with Aeltus Investment Management, Inc. ("ING Aeltus"). Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages each Portfolio's assets in accordance with the Portfolios' investment objectives, policies and limitations. The Adviser has contractually agreed to waive management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The Adviser has also agreed to voluntarily limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average net assets of each Portfolio.

The Adviser will, at a later date, recoup from the Portfolios, expenses reimbursed by the Adviser during the previous 36 months, but only if, after such recoupment, the Portfolios' expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Adviser are as follows:

                  Stock Portfolio                                   $ 108,483
                  Money Market Portfolio                               56,557
                  Bond Portfolio                                       74,230
                  Asset Allocation Portfolio                          131,350

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Portfolio. The Portfolios pay the Administrator a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

ING Funds Distributor, LLC, a wholly-owned subsidiary of ING Groep N.V., serves as Distributor of the Fund. The former distributor for the Fund was Washington Square Securities, Inc. No fees are charged to the Portfolios for distribution services.

At December 31, 2003, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                                   ACCRUED ADVISORY FEE      ACCRUED ADMINISTRATIVE FEE            TOTAL
                                   --------------------      --------------------------           -------
Stock Portfolio                         $ 2,953                      $ 1,181                      $ 4,134
Money Market Portfolio                    1,313                          525                        1,838
Bond Portfolio                              633                          253                          886
Asset Allocation Portfolio                2,745                        1,098                        3,843

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

USLICO SERIES FUND -- NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003 (CONTINUED)

(4) PURCHASES AND SALES OF INVESTMENT SECURITIES -- The aggregate cost of purchases and proceeds from sales of investments (excluding U.S. Government and short-term investments) for the year ended December 31, 2003 were as follows:

                                                                               PURCHASES             SALES
                                                                             -------------       -------------
Stock Portfolio                                                              $  20,816,220       $  20,567,838
Bond Portfolio                                                                   8,377,454           7,778,462
Asset Allocation Portfolio                                                      21,006,932          19,936,338

U.S. Government securities not included above were as follows:

                                                                               PURCHASES             SALES
                                                                             -------------       -------------
Bond Portfolio                                                                $  2,340,199        $  2,527,081
Asset Allocation Portfolio                                                       4,219,123           4,370,185

(5) SUMMARY OF CAPITAL SHARES TRANSACTIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                         MONEY                              ASSET
                                                         STOCK           MARKET            BOND          ALLOCATION
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -------------    -------------    -------------    -------------
DOLLARS
   Shares sold                                       $     412,117    $          --    $          --    $          --
   Dividends reinvested                                         --           17,877          108,697          216,849
   Shares redeemed                                          (5,854)        (282,842)        (230,065)        (575,963)
                                                     -------------    -------------    -------------    -------------
   Net increase (decrease)                           $     406,263    $    (264,965)   $    (121,368)   $    (359,114)
                                                     =============    =============    =============    =============
SHARES
   Shares sold                                              65,938               --               --               --
   Dividends reinvested                                         --           17,877           11,049           26,221
   Shares redeemed                                            (936)        (282,842)         (23,500)         (67,760)
                                                     -------------    -------------    -------------    -------------
   Net increase (decrease) in shares outstanding            65,002         (264,965)         (12,451)         (41,539)
                                                     =============    =============    =============    =============

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                         MONEY                              ASSET
                                                         STOCK           MARKET            BOND          ALLOCATION
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -------------    -------------    -------------    -------------
DOLLARS
   Shares sold                                       $      47,886    $      35,800    $       9,255    $      54,100
   Dividends reinvested                                         --           62,181          123,927          377,091
   Shares redeemed                                         (60,481)         (47,727)              --          (89,948)
                                                     -------------    -------------    -------------    -------------
   Net increase (decrease)                           $     (12,595)   $      50,254    $     133,182    $     341,243
                                                     =============    =============    =============    =============
SHARES
   Shares sold                                               7,278           35,800              983            6,502
   Dividends reinvested                                         --           62,181           13,037           47,446
   Shares redeemed                                          (9,192)         (47,727)              --          (10,811)
                                                     -------------    -------------    -------------    -------------
   Net increase (decrease) in shares outstanding            (1,914)          50,254           14,020           43,137
                                                     =============    =============    =============    =============

USLICO SERIES FUND -- NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003 (CONTINUED)

(6) ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. The Portfolios currently limit investment in illiquid securities to 10% of the Portfolios' net assets, at market value, at time of purchase.

                                                                          INITIAL                                 PERCENT
                                                           PRINCIPAL    ACQUISITION                               OF NET
   PORTFOLIO          SECURITY                              AMOUNT       PORTFOLIO       COST          VALUE      ASSETS
   ---------          --------                            -----------   -----------   -----------   -----------   -------
Bond       Amresco Residential Securities Mortgage
           Loan Trust, 1.760%, due 01/25/28               $    13,354    01/29/98     $    13,354   $    13,368      0.4%
           Federal Home Loan Mortgage Corp.,
           4.458%, due 12/01/26                                17,060    09/11/97          17,335        17,084      0.6%
           Federal National Mortgage Association,
           3.454%, due 07/01/27                                 1,455    10/02/97           1,476         1,507      0.1%
           Federal National Mortgage Association,
           3.555%, due 07/01/27                                11,317    09/11/97          11,507        11,725      0.4%
           United Cos. Financial Corp., 0.000%, due
           11/02/99                                           100,000    11/07/01              --            --      0.0%
                                                                                      -----------   -----------   ------
                                                                                      $    43,672   $    43,684      1.5%
                                                                                      ===========   ===========   ======
Asset
Allocation Amresco Residential Securities Mortgage
           Loan Trust, 1.760%, due 01/25/28                    26,708    01/29/98          26,708        26,736      0.2%
           Federal Home Loan Mortgage Corp.,
           4.458%, due 12/01/26                                44,618    09/11/97          45,184        44,682      0.3%
           Federal National Mortgage Association,
           3.454%, due 07/01/27                                 7,275    10/02/97           7,364         7,534      0.1%
           Federal National Mortgage Association,
           3.555%, due 07/01/27                                30,104    09/11/97          30,523        31,188      0.2%
           United Cos. Financial Corp., 0.000%, due
           11/02/99                                           200,000    11/07/01              --            --      0.0%
                                                                                      -----------   -----------   ------
                                                                                      $   109,779   $   110,140      0.8%
                                                                                      ===========   ===========   ======

(7) CALL OPTIONS WRITTEN:

                                                           NUMBER OF     PREMIUMS
                                                           CONTRACTS     RECEIVED       VALUE
                                                          -----------   -----------   -----------
   STOCK
     Options written                                            40      $     5,280   $       400
                                                            ------      -----------   -----------
     Options outstanding at December 31, 2003                   40      $     5,280   $       400
                                                            ======      ===========   ===========
   ASSET ALLOCATION
     Options written                                            20      $     2,640   $       200
                                                            ------      -----------   -----------
     Options outstanding at December 31, 2003                   20      $     2,640   $       200
                                                            ======      ===========   ===========

(8) LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At December 31, 2003 the Portfolios did not have any loans outstanding.

(9) FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

USLICO SERIES FUND -- NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2003 (CONTINUED)

The following permanent tax differences have been reclassified as of December 31, 2003:

                                                                   UNDISTRIBUTED
                                                                   NET INVESTMENT                 ACCUMULATED
                                         PAID-IN                     INCOME ON                   NET REALIZED
                                         CAPITAL                    INVESTMENTS                  GAIN (LOSSES)
                                         -------                   --------------                -------------
Stock                                  $ (28,209)                     $ 28,209                         $ --

Money Market                                 (69)                           --                           69

The tax composition of dividends and distributions to shareholders was as follows:

                                               YEAR ENDED DECEMBER 31, 2003        YEAR ENDED DECEMBER 31, 2002
                                                     ORDINARY INCOME                      ORDINARY INCOME
                                               ----------------------------        ----------------------------
Money Market                                           $  17,877                           $  62,181
Bond                                                     108,697                             123,927
Asset Allocation                                         216,849                             377,091

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

                                                       UNREALIZED         CAPITAL
                                  UNDISTRIBUTED      APPRECIATION/         LOSS           EXPIRATION
                                 ORDINARY INCOME    (DEPRECIATION)      CARRYFORWARDS        DATES
                                 ---------------    --------------     --------------     ----------
Stock                               $    --          $ 2,822,516       $ (17,067,838)     2009-2010
Money Market                             --                   --                  --         --
Bond                                  4,058               36,200            (134,084)     2009-2010
Asset Allocation                      5,864            1,442,395          (5,864,187)     2009-2010

(10) OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                           MONEY                         ASSET
                                                                           STOCK          MARKET          BOND        ALLOCATION
                                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $       4.96   $       1.00   $       9.75   $       7.64
Income (loss) from investment operations:
     Net investment income (loss)                                              (0.01)          0.00*          0.36           0.15
     Net realized and unrealized gain on investments                            1.82             --           0.08           1.25
                                                                        ------------   ------------   ------------   ------------
     Total from investment operations                                           1.81           0.00*          0.44           1.40
Distributions
     Distribution of net investment income                                        --          (0.00)*        (0.35)         (0.14)
                                                                        ------------   ------------   ------------   ------------
     Net asset value, end of year                                       $       6.77   $       1.00   $       9.84   $       8.90
                                                                        ============   ============   ============   ============
TOTAL RETURN(1)                                                                36.49%          0.28%          4.57%         18.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                         $     14,283   $      6,185   $      2,991   $     13,151
Ratio of expenses to average net assets after expense reimbursement             0.90%          0.90%          0.91%          0.91%
Ratio of expenses to average net assets prior to expense reimbursement          1.08%          1.11%          1.52%          1.07%
Ratio of net investment income (loss) to average net assets                    (0.24)%         0.28%          3.65%          1.81%
Portfolio turnover rate                                                          189%           N/A            368%           210%

(1) Total return is calculated assuming reinvestments of all dividends and capital gain distributions.
*    Amount is less than $0.01 per share.

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                           MONEY                         ASSET
                                                                           STOCK          MARKET          BOND        ALLOCATION
                                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $       7.32   $       1.00   $       9.41   $       8.64
Income (loss) from investment operations:
     Net investment income (loss)                                              (0.04)          0.01           0.39           0.19
     Net realized and unrealized gain (loss) on investments                    (2.32)            --           0.35          (0.94)
                                                                        ------------   ------------   ------------   ------------
     Total from investment operations                                          (2.36)          0.01           0.74          (0.75)
Distributions
     Distribution of net investment income                                        --          (0.01)         (0.40)         (0.25)
                                                                        ------------   ------------   ------------   ------------
     Net asset value, end of year                                       $       4.96   $       1.00   $       9.75   $       7.64
                                                                        ============   ============   ============   ============
TOTAL RETURN(1)                                                               (32.24)%         0.88%          8.07%         (8.72)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                         $     10,140   $      6,450   $      3,086   $     11,603
Ratio of expenses to average net assets after expense reimbursement             0.90%          0.78%          0.89%          0.90%
Ratio of expenses to average net assets prior to expense reimbursement          1.47%          1.03%          1.37%          1.34%
Ratio of net investment income (loss) to average net assets                    (0.59)%         0.97%          4.20%          2.42%
Portfolio turnover rate                                                          418%           N/A            159%           258%

(1) Total return is calculated assuming reinvestments of all dividends and capital gain distributions.

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                          MONEY                         ASSET
                                                                          STOCK          MARKET         BOND         ALLOCATION
                                                                       PORTFOLIO(2)   PORTFOLIO(2)  PORTFOLIO(2)    PORTFOLIO(2)
                                                                       ------------   ------------  ------------    ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $      12.42   $       1.00  $       9.21    $      11.04
Income (loss) from investment operations:
     Net investment income (loss)                                             (0.05)          0.03          0.48            0.22
     Net realized and unrealized gain (loss) on investments                   (5.05)            --          0.11           (2.43)
                                                                       ------------   ------------  ------------    ------------
     Total from investment operations                                         (5.10)          0.03          0.59           (2.21)
Distributions
     Distribution of net investment income                                       --          (0.03)        (0.39)          (0.19)
                                                                       ------------   ------------  ------------    ------------
     Net asset value, end of year                                      $       7.32   $       1.00  $       9.41    $       8.64
                                                                       ============   ============  ============    ============
TOTAL RETURN(1)                                                              (41.06)%         3.14%         6.47%         (20.09)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                        $     14,972   $      6,400  $      2,846    $     12,752
Ratio of expenses to average net assets after expense reimbursement            0.90%          0.90%         0.90%           0.90%
Ratio of expenses to average net assets prior to expense reimbursement         1.42%          1.63%         2.15%           1.76%
Ratio of net investment income (loss) to average net assets                   (0.61)%         3.13%         5.02%(3)        2.37%(3)
Portfolio turnover rate                                                         510%           N/A           215%            354%

(1) Total return is calculated assuming reinvestments of all dividends and capital gain distributions at net asset value.
(2) Effective May 11, 2001, ING Investments, LLC ceased serving as sub-adviser to all of the Portfolios and began serving as adviser to all of the Portfolios.
(3) Had the Bond Portfolio and the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56% and 2.09%, respectively.

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                          MONEY                         ASSET
                                                                           STOCK          MARKET         BOND         ALLOCATION
                                                                         PORTFOLIO     PORTFOLIO(2)   PORTFOLIO(2)   PORTFOLIO(2)
                                                                        ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $      16.06   $       1.00   $       9.01   $      12.68
Income (loss) from investment operations:
     Net investment income (loss)                                              (0.02)          0.05           0.40           0.18
     Net realized and unrealized gain (loss) on investments                    (3.18)            --           0.20          (1.41)
                                                                        ------------   ------------   ------------   ------------
     Total from investment operations                                          (3.20)          0.05           0.60          (1.23)
Distributions
     Distribution of net investment income                                        --          (0.05)         (0.40)         (0.18)
     Distribution of realized capital gains                                    (0.44)            --             --          (0.23)
                                                                        ------------   ------------   ------------   ------------
     Net asset value, end of year                                       $      12.42   $       1.00   $       9.21   $      11.04
                                                                        ============   ============   ============   ============
TOTAL RETURN(1)                                                               (19.94)%         5.59%          6.74%         (9.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                         $     26,513   $      6,331   $      2,881   $     15,591
Ratio of expenses to average net assets after expense reimbursement             0.62%          0.90%          0.90%          0.90%
Ratio of expenses to average net assets prior to expense reimbursement          0.87%          1.34%          1.83%          1.18%
Ratio of net investment income (loss) to average net assets                    (0.11)%         5.45%          4.30%          1.44%
Portfolio turnover rate                                                       365.49%           N/A          49.27%        242.78%

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2) Effective December 1, 2000, ING Pilgrim Investments, LLC became sub-adviser to the Money Market and Bond Portfolios as well as the bond portion of the Asset Allocation Portfolio.

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                           MONEY                         ASSET
                                                                           STOCK          MARKET          BOND        ALLOCATION
                                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $      13.64   $       1.00   $       9.74   $      11.92
Income (loss) from investments operations:
     Net investment income                                                      0.12           0.04           0.46           0.31
     Net realized and unrealized gain (loss) on investments                     3.93             --          (0.73)          1.48
                                                                        ------------   ------------   ------------   ------------
     Total from investment operations                                           4.05           0.04          (0.27)          1.79
Distributions:
     Distribution of net investment income                                     (0.13)         (0.04)         (0.46)         (0.31)
     Distribution of realized capital gains                                    (1.50)            --             --          (0.72)
                                                                        ------------   ------------   ------------   ------------
     Net asset value, end of year                                       $      16.06   $       1.00   $       9.01   $      12.68
                                                                        ============   ============   ============   ============
TOTAL RETURN(1)                                                                30.08%          5.00%         (2.87)%        15.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                         $     34,493   $      6,058   $      2,765   $     18,180
Expenses to average net assets                                                  0.90%          0.90%          0.90%          0.90%
Net investment income to average net assets                                     0.84%          4.27%          4.88%          2.58%
Portfolio turnover rate                                                       305.87%           N/A          45.74%        227.49%

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

See accompanying notes to financial statements.

                   SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING VARIABLE PRODUCTS AND OTHER REGISTRANTS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. Proposal 2 pertains to Portfolios not included in this annual report.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                SHARES VOTED
                                                  SHARES VOTED   AGAINST OR   SHARES      BROKER    TOTAL SHARES
                                        PROPOSAL       FOR        WITHHELD   ABSTAINED   NON-VOTE       VOTED
                                        --------  ------------  ------------ ---------   --------   ------------
USLICO Stock Portfolio                     1          91,206       7,733       3,967        --        102,906
USLICO Stock Portfolio                     3          84,651      10,545       7,710        --        102,906
USLICO Money Market Portfolio              1          51,641       2,142       1,542        --         55,325
USLICO Money Market Portfolio              3          33,128      20,034       2,163        --         55,325
USLICO Bond Portfolio                      1           8,374         307          10        --          8,691
USLICO Bond Portfolio                      3           7,749         893          49        --          8,691
USLICO Asset Allocation Portfolio          1          88,299       3,383       3,792        --         95,474
USLICO Asset Allocation Portfolio          3          84,352       6,052       5,070        --         95,474

                           TAX INFORMATION (UNAUDITED)

Dividends paid during the fiscal year ended December 31, 2003 were as follows:

PORTFOLIO NAME                   TYPE        PER SHARE AMOUNT
--------------                   ----        ----------------
Money Market Portfolio            NII           $  0.0028
Bond Portfolio                    NII           $  0.3510
Asset Allocation Portfolio        NII           $  0.1449

----------
NII-Net investment income

Of the ordinary distributions made during the year ended December 31, 2003, the following percentage qualify for the dividends received deduction to corporate shareholders: 26.04% for the Asset Allocation Portfolio.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Portfolios. In January 2004, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2003.

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Trust's Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                 TERM OF                                 IN FUND
                                               OFFICE AND           PRINCIPAL            COMPLEX              OTHER
                                  POSITION(S)   LENGTH OF         OCCUPATION(S)          OVERSEEN         DIRECTORSHIPS
          NAME, ADDRESS              HELD         TIME              DURING THE              BY               HELD BY
             AND AGE              WITH TRUST    SERVED(1)        PAST FIVE YEARS         TRUSTEE             TRUSTEE
             -------              ----------    ---------        ---------------         -------             -------
Independent Trustees:

Paul S. Doherty(2)               Trustee      September    Mr. Doherty is President and    116                     --
7337 E. Doubletree Ranch Rd.                  1999 -       Partner, Doherty, Wallace,
Scottsdale, AZ 85258                          Present      Pillsbury and Murphy, P.C.,
Born: 1934                                                 Attorneys (1996 - Present);
                                                           and Trustee of each
                                                           of the funds managed
                                                           by Northstar
                                                           Investment Management
                                                           Corporation (1993 -
                                                           1999).

J. Michael Earley(3)             Trustee      February     President and Chief             116                     --
7337 E. Doubletree Ranch Rd.                  2002 -       Executive Officer, Bankers
Scottsdale, AZ 85258                          Present      Trust Company, N.A.
Born: 1945                                                 (1992 - Present).

R. Barbara Gitenstein(2)         Trustee      February     President, College of New       116                     --
7337 E. Doubletree Ranch Rd.                  2002 -       Jersey (1999 - Present).
Scottsdale, AZ 85258                          Present
Born: 1948

Walter H. May(2)                 Trustee      September    Retired. Formerly, Managing     116     Best Prep charity 1991 -
7337 E. Doubletree Ranch Rd.                  1999 -       Director and Director of                Present
Scottsdale, AZ 85258                          Present      Marketing, Piper Jaffray,
Born: 1936                                                 Inc.; Trustee of each of the
                                                           funds managed by Northstar
                                                           Investment Management
                                                           Corporation (1996 - 1999).

Jock Patton(2)                   Trustee      February     Private Investor (June 1997 -     116   Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                  2002 -       Present). Formerly Director             (January 1999 - Present);
Scottsdale, AZ 85258                          Present      and Chief Executive Officer,            JDA Software Group, Inc.
Born: 1945                                                 Rainbow Multimedia Group,               (January 1999 - Present); and
                                                           Inc. (January 1999 -                    BG Associates, Inc.
                                                           December 2001).

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                 TERM OF                                 IN FUND
                                               OFFICE AND           PRINCIPAL            COMPLEX              OTHER
                                  POSITION(S)   LENGTH OF         OCCUPATION(S)          OVERSEEN         DIRECTORSHIPS
          NAME, ADDRESS              HELD         TIME              DURING THE              BY               HELD BY
             AND AGE              WITH TRUST    SERVED(1)        PAST FIVE YEARS         TRUSTEE             TRUSTEE
             -------              ----------    ---------        ---------------         -------             -------
Independent Trustees:

David W.C. Putnam(3)             Trustee      September    President and Director, F.L.    116     Anchor International Bond
7337 E. Doubletree Ranch Rd.                  1999 -       Putnam Securities Company,              (December 2000 - Present);
Scottsdale, AZ 85258                          Present      Inc. and its affiliates;                Progressive Capital
Born: 1939                                                 President, Secretary and                Accumulation Trust
                                                           Trustee, The Principled                 (August 1998 - Present);
                                                           Equity Market Fund.                     Principled Equity Market
                                                           Formerly, Trustee, Trust                Fund (November 1996 -
                                                           Realty Trust (December                  Present), Mercy Endowment
                                                           Corp.; Anchor Investment                Foundation (1995 - Present);
                                                           Trust; Bow 2000 - Present);             Director, F.L. Putnam
                                                           Ridge Mining Company and                Investment Management
                                                           each of the F.L. Putnam funds           Company (December 2001 -
                                                           managed by Northstar                    Present); Asian American
                                                           Investment Foundation                   Bank and Trust Company
                                                           Management Corporation                  (June 1992 - Present); and
                                                           (1994 - 1999).                          Notre Dame Health Care
                                                                                                   Center (1991 - Present) F.L.
                                                                                                   Putnam Securities Company,
                                                                                                   Inc. (June 1978 - Present);
                                                                                                   and an Honorary Trustee,
                                                                                                   Mercy Hospital (1973 -
                                                                                                   Present).

Blaine E. Rieke(3)               Trustee      February     General Partner, Huntington     116     Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                  2001 -       Partners (January 1997 -                (January 1998 - Present).
Scottsdale, AZ 85258                          Present      Present). Chairman of the
Born: 1933                                                 Board and Trustee of each of
                                                           the funds managed by ING
                                                           Investment Management Co.
                                                           LLC (November 1998 -
                                                           February 2001).

Roger B. Vincent(3)              Trustee      February     President, Springwell           116     AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.                  2002 -       Corporation (1989 -                     (1998 - Present).
Scottsdale, AZ 85258                          Present      Present). Formerly, Director
Born: 1945                                                 Tatham Offshore, Inc.
                                                           (1996 - 2000).

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                 TERM OF                                 IN FUND
                                               OFFICE AND           PRINCIPAL            COMPLEX              OTHER
                                  POSITION(S)   LENGTH OF         OCCUPATION(S)          OVERSEEN         DIRECTORSHIPS
          NAME, ADDRESS              HELD         TIME              DURING THE              BY               HELD BY
             AND AGE              WITH TRUST    SERVED(1)        PAST FIVE YEARS         TRUSTEE             TRUSTEE
             -------              ----------    ---------        ---------------         -------             -------
Independent Trustees:

Richard A. Wedemeyer(2)          Trustee      February     Retired. Mr. Wedemeyer was      116     Touchstone Consulting
7337 E. Doubletree Ranch Rd.                  2001 -       formerly Vice President --              Group (1997 - Present).
Scottsdale, AZ 85258                          Present      Finance and Administration,
Born: 1936                                                 Channel Corporation (June
                                                           1996 - April 2002).Trustee,
                                                           First Choice Funds (1997 -
                                                           2001); and of each of the
                                                           funds managed by ING Investment
                                                           Management Co. LLC
                                                           (1998 - 2001).

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                 TERM OF                                 IN FUND
                                               OFFICE AND           PRINCIPAL            COMPLEX              OTHER
                                  POSITION(S)   LENGTH OF         OCCUPATION(S)          OVERSEEN         DIRECTORSHIPS
          NAME, ADDRESS              HELD         TIME              DURING THE              BY               HELD BY
             AND AGE              WITH TRUST    SERVED(1)        PAST FIVE YEARS         TRUSTEE             TRUSTEE
             -------              ----------    ---------        ---------------         -------             -------
Trustees who are "Interested
  Persons":

Thomas J. McInerney(4)           Trustee      February     Chief Executive Officer, ING    170     Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                  2001 -       U.S. Financial Services                 (February 2002 - Present);
Scottsdale, AZ 85258                          Present      (September 2001 - Present);             Equitable Life Insurance Co.,
Born: 1956                                                 General Manager and Chief               Golden American Life
                                                           Executive Officer, ING U.S.             Insurance Co., Life Insurance
                                                           Worksite Financial Services             Company of Georgia,
                                                           (December 2000 - Present);              Midwestern United Life
                                                           Member ING Americas                     Insurance Co., ReliaStar Life
                                                           Executive Committee (2001 -             Insurance Co., Security Life
                                                           Present); President, Chief              of Denver, Security
                                                           Executive Officer and                   Connecticut Life Insurance
                                                           Director of Northern Life               Co., Southland Life
                                                           Insurance Company (March                Insurance Co., USG Annuity
                                                           2001 - October 2002), ING               and Life Company, and
                                                           Aeltus Holding Company,                 United Life and Annuity
                                                           Inc. (2000 - Present), ING              Insurance Co. Inc (March
                                                           Retail Holding Company                  2001 - Present); Director,
                                                           (1998 - Present), ING Life              Ameribest Life Insurance Co.,
                                                           Insurance and Annuity                   (March 2001 to January
                                                           Company (September 1997 -               2003); Director, First
                                                           November 2002) and ING                  Columbine Life Insurance
                                                           Retirement Holdings, Inc.               Co. (March 2001 to
                                                           (1997 - Present). Formerly,             December 2002); Member of
                                                           General Manager and Chief               the Board, National
                                                           Executive Officer, ING                  Commission on Retirement
                                                           Worksite Division                       Policy, Governor's Council on
                                                           (December 2000 - October                Economic Competitiveness
                                                           2001), President ING-SCI,               and Technology of
                                                           Inc. (August 1997 -                     Connecticut, Connecticut
                                                           December 2000); President,              Business and Industry
                                                           Aetna Financial Services                Association, Bushnell;
                                                           (August 1997 - December                 Connecticut Forum; Metro
                                                           2000).                                  Hartford Chamber of
                                                                                                   Commerce; and is Chairman,
                                                                                                   Concerned Citizens for
                                                                                                   Effective Government.

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                 TERM OF                                 IN FUND
                                               OFFICE AND           PRINCIPAL            COMPLEX              OTHER
                                  POSITION(S)   LENGTH OF         OCCUPATION(S)          OVERSEEN         DIRECTORSHIPS
          NAME, ADDRESS              HELD         TIME              DURING THE              BY               HELD BY
             AND AGE              WITH TRUST    SERVED(1)        PAST FIVE YEARS         TRUSTEE             TRUSTEE
             -------              ----------    ---------        ---------------         -------             -------
Trustees who are "Interested
  Persons":

John G. Turner(5)                Trustee      February     Chairman, Hillcrest Capital     116     Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                  2001 -       Partners (May 2002 -                    Corporation (March 2000 -
Scottsdale, AZ 85258                          Present      Present); President, Turner             Present); Shopko Stores, Inc.
Born: 1939                                                 Investment Company                      (August 1999 - Present); and
                                                           (January 2002 - Present).               M.A. Mortenson Company
                                                           Mr. Turner was formerly Vice            (March 2002 - Present).
                                                           Chairman of ING Americas
                                                           (2000 - 2002); Chairman
                                                           and Chief Executive Officer
                                                           of ReliaStar Financial Corp.
                                                           and ReliaStar Life Insurance
                                                           Company (1993 - 2000);
                                                           Chairman of ReliaStar Life
                                                           Insurance Company of New
                                                           York (1995 - 2001);
                                                           Chairman of Northern Life
                                                           Insurance Company (1992 -
                                                           2001); Chairman and Trustee
                                                           of the Northstar affiliated
                                                           investment companies
                                                           (1993 - 2001) and Director,
                                                           Northstar Investment
                                                           Management Corporation
                                                           and its affiliates (1993 -
                                                           1999).

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined underthe 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                     POSITION(S)         AND LENGTH OF                      DURING THE
           AND AGE                    HELD WITH THE TRUST     TIME SERVED(1)                  PAST FIVE YEARS
           -------                    -------------------     --------------                  ---------------
Officers:

James M. Hennessy                  President and Chief      February 2001 -   President and Chief Executive Officer of ING
7337 E. Doubletree Ranch Rd.       Executive Officer        Present           Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258                                                          Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Chief Operating Officer  June 2000 -       Investments, LLC, Lexington Funds
                                                            Present           Distributor, Inc., Express America T.C. Inc.
                                                                              and EAMC Liquidation Corp. (since
                                   Senior Executive Vice    June 2000 -       December 2001); Executive Vice President
                                   President and Secretary  February 2001     and Chief Operating Officer of ING Funds
                                                                              Distributor, LLC (since June 2000). Formerly,
                                                                              Executive Vice President and Chief Operating
                                                                              Officer of ING Quantitative Management, Inc.
                                                                              (October 2001 to September 2002); Senior
                                                                              Executive Vice President (June 2000 to December
                                                                              2000) and Secretary (April 1995 to December
                                                                              2000) of ING Capital Corporation, LLC, ING
                                                                              Funds Services, LLC, ING Investments, LLC, ING
                                                                              Advisors, Inc., Express America T.C. Inc., and
                                                                              EAMC Liquidation Corp.; and Executive Vice
                                                                              President, ING Capital Corporation, LLC and its
                                                                              affiliates (May 1998 to June 2000) and Senior
                                                                              Vice President, ING Capital Corporation, LLC
                                                                              and its affiliates (April 1995 to April 1998).

Michael J. Roland                  Executive Vice           February 2002 -   Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.       President and Assistant  Present           Officer and Treasurer of ING Funds Services,
Scottsdale, AZ 85258               Secretary                                  LLC, ING Funds Distributor, LLC, ING
Born: 1958                                                                    Advisors, Inc., ING Investments, LLC
                                   Principal Financial      January 2000 -    (December 2001 to present), Lexington
                                   Officer                  Present           Funds Distributor, Inc., Express America T.C.
                                                                              Inc. and EAMC Liquidation Corp. (since
                                   Senior Vice President    January 2000 -    December 2001). Formerly, Executive Vice
                                                            February 2002     President, Chief Financial Officer and
                                                                              Treasurer of ING Quantitative Management, Inc.
                                                                              (December 2001 to October 2002); Senior Vice
                                                                              President, ING Funds Services, LLC, ING
                                                                              Investments, LLC, and ING Funds Distributor,
                                                                              LLC (June 1998 to December 2001) and Chief
                                                                              Financial Officer of Endeavor Group (April 1997
                                                                              to June 1998).

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                     POSITION(S)         AND LENGTH OF                      DURING THE
           AND AGE                    HELD WITH THE TRUST     TIME SERVED(1)                  PAST FIVE YEARS
           -------                    -------------------     --------------                  ---------------
Officers:

Stanley D. Vyner                   Executive Vice           April 2000 -      Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.       President                Present           Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                                     to present) and Chief Investment Officer of
Born: 1950                                                                    the International Portfolios, ING
                                                                              Investments, LLC (July 1996 to present).
                                                                              Formerly, President and Chief Executive Officer
                                                                              of ING Investments, LLC (August 1996 to August
                                                                              2000).

Robert S. Naka                     Senior Vice President    January 2000 -    Senior Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       and Assistant Secretary  Present           of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                          Distributor, LLC, ING Advisors, Inc., ING
Born: 1963                                                                    Investments, LLC (October 2001 to present)
                                                                              and Lexington Funds Distributor, Inc. (since
                                                                              December 2001). Formerly, Senior Vice President
                                                                              and Assistant Secretary for ING Quantitative
                                                                              Management, Inc. (October 2001 to October
                                                                              2002); Vice President, ING Investments, LLC
                                                                              (April 1997 to October 1999), ING Funds
                                                                              Services, LLC (February 1997 to August 1999)
                                                                              and Assistant Vice President, ING Funds
                                                                              Services, LLC (August 1995 to February 1997).

Kimberly A. Anderson               Senior Vice President    November 2003 -   Vice President and Assistant Secretary of ING
7337 E. Doubletree Ranch Rd.                                Present           Funds Services, LLC, ING Funds Distributor,
Scottsdale, AZ 85258                                                          LLC, ING Advisors, Inc., ING Investments,
Born: 1964                         Vice President           February 2001 -   LLC (since October 2001) and Lexington
                                                            November 2003     Funds Distributor, Inc. (since December
                                                                              2001). Formerly, Vice President for ING
                                   Secretary                February 2001 -   Quantitative Management, Inc. (October
                                                            August 2003       2001 to October 2002); Assistant Vice
                                                                              President of ING Funds Services, LLC
                                   Assistant Vice President January 2000 -    (November 1999 to January 2001) and has held
                                   and Assistant Secretary  February 2001     various other positions with ING Funds
                                                                              Services, LLC for more than the last five
                                                                              years.

Robyn L. Ichilov                   Vice President and       April 2000 -      Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.       Treasurer                Present           (since October 2001) and ING Investments,
Scottsdale, AZ 85258                                                          LLC (since August 1997); Accounting
Born: 1967                                                                    Manager, ING Investments, LLC (since
                                                                              November 1995).

J. David Greenwald                 Vice President           August 2003 -     Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                                Present           of ING Funds Services, LLC (May 2003 -
Scottsdale, AZ 85258                                                          Present). Formerly Assistant Treasurer and
Born: 1957                                                                    Director of Mutual Fund Compliance and
                                                                              Operations of American Skandia, A Prudential
                                                                              Financial Company (October 1996 - May 2003).

                   TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 PRINCIPAL
                                                              TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                     POSITION(S)         AND LENGTH OF                      DURING THE
           AND AGE                    HELD WITH THE TRUST     TIME SERVED(1)                  PAST FIVE YEARS
           -------                    -------------------     --------------                  ---------------
Officers:

Lauren D. Bensinger                Vice President           February 2003 -   Vice President and Chief Compliance Officer,
7337 E. Doubletree Ranch Rd.                                Present           ING Funds Distributor, LLC. (July 1995 -
Scottsdale, Arizona 85258                                                     Present); Vice President (February 1996 -
Born: 1954                                                                    Present) and Chief Compliance Officer
                                                                              (October 2001 - Present) ING Investments, LLC;
                                                                              Vice President and Chief Compliance Officer,
                                                                              ING Advisors, Inc. (July 2000 - Present), Vice
                                                                              President and Chief Compliance Officer, ING
                                                                              Quantitative Management, Inc. (July 2000 -
                                                                              September 2002), and Vice President, ING Fund
                                                                              Services, LLC (July 1995 - Present).

Todd Modic                         Vice President           August 2003 -     Vice-President of Financial Reporting Fund
7337 E. Doubletree Ranch Rd.                                Present           Accounting of ING Funds Services, LLC
Scottsdale, AZ 85258                                                          (September 2002 to present). Director of
Born: 1967                         Assistant Vice President August 2001 -     Financial Reporting of ING Investments,
                                                            August 2003       LLC (March 2001 to September 2002). Director of
                                                                              Financial Reporting, Axient Communications,
                                                                              Inc. (May 2000 to January 2001) and Director of
                                                                              Finance, Rural/Metro Corporation (March 1995 to
                                                                              May 2000).

Huey P. Falgout, Jr.               Secretary                August 2003 -     Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present           (November 2002 - Present). Formerly,
Scottsdale, AZ 85258                                                          Associate General Counsel of AIG American
Born: 1963                                                                    General (January 1999 - November 2002)
                                                                              and Associate General Counsel of Van
                                                                              Kampen, Inc. (April 1992 - January 1999).

Susan P. Kinens                    Assistant Vice President February 2003 -   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       and Assistant Secretary  Present           Secretary, ING Funds Services, LLC Secretary
Scottsdale, AZ 85258                                                          (December 2002 - Present); and has held
Born: 1976                                                                    various other positions with ING Funds
                                                                              Services, LLC for the last five years.

Maria M. Anderson                  Assistant Vice President August 2001 -     Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                                Present           Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                          Formerly, Manager of Fund Accounting and
Born: 1958                                                                    Fund Compliance, ING Investments, LLC
                                                                              (September 1999 to November 2001); Section
                                                                              Manager of Fund Accounting, Stein Roe Mutual
                                                                              Funds (July 1998 to August 1999); and Financial
                                                                              Reporting Analyst, Stein Roe Mutual Funds
                                                                              (August 1997 to July 1998).

Theresa Kelety                     Assistant Secretary      August 2003 -     Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present           (April 2003 - Present). Formerly, Senior
Scottsdale, AZ 85258                                                          Associate with Shearman & Sterling
Born: 1963                                                                    (February 2000 - April 2003) and Associate
                                                                              with Sutherland Asbill & Brennan (1996 -
                                                                              February 2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors are duly elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Fund, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Fund's proxy voting record will be available without charge on or about August 31, 2004 on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]                                             USLICOAR1203-021804

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,500 for the year ended December 31, 2003 and $48,800 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $14,000 in the year ended December 31, 2003 and $22,200 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e)(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II.   AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.   TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.    OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.   ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                   THE FUND(S)         FEE RANGE
---------------------------------------------------------------  ---------------  ------------------
Statutory audits or financial audits (including tax services            /X/        As presented to
associated with non-audit services)                                                Audit Committee

Services associated with SEC registration statements, periodic          /X/         Not to exceed
reports and other documents filed with the SEC or other                           $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/         Not to exceed
disclosure treatment of transactions or events and/or the                           $8,000 during
actual or potential effect of final or proposed rules,                             the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                          Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Services related to Fund mergers                      /X/               /X/            Not to exceed
                                                                                    $10,000 per merger

Consultations by Fund management with                 /X/                              Not to exceed
respect to accounting or disclosure                                                     $5,000 per
treatment of transactions or events and/or                                          occurrence during
the actual or potential effect of final or                                           the Pre-Approval
proposed rules, standards or interpretations                                              Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies.  [NOTE:  Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial            /X/                             Not to exceed
statements                                                                          $5,000 for each set
                                                                                       of financial
                                                                                        statements

Reports to regulatory or government agencies          /X/                            Up to $5,000 per
related to the annual engagement                                                    occurrence during
                                                                                     the Pre-Approval
                                                                                          Period

Regulatory compliance assistance                      /X/               /X/            Not to exceed
                                                                                    $5,000 per quarter

Training courses                                      /X/                              Not to exceed
                                                                                     $2,000 per course

For Prime Rate Trust, agreed upon procedures          /X/                              Not to exceed
for quarterly reports to rating agencies                                            $9,000 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Preparation of federal and state income tax           /X/                              Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with                                               during the
excise tax distributions.                                                               Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)              /X/                              Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's               /X/                              Not to exceed
                                                                                       $800 per Fund
                                                                                         during the

                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,        /X/               /X/            Not to exceed
regulatory or administrative developments                                             $5,000 for the
                                                                                     Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and          /X/                              Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                  /X/                              Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Tax services associated with Fund mergers             /X/                              Not to exceed
                                                                                     $8,000 per merger
                                                                                        during the
                                                                                       Pre-Approval
                                                                                          Period

Tax services related to the preparation of annual     /X/                              Not to exceed
PFIC statements and annual Form 5471(Controlled                                       $18,000 during
Foreign Corporation) for structured finance                                          the Pre-Approval
vehicles                                                                                  Period

Tax services related to CLOs and CBOs                 /X/                              Not to exceed
                                                                                        $15,000 per
                                                                                          quarter

Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES        FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Agreed-upon procedures for Class B share                                /X/            Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                 /X/            Not to exceed
composites                                                                             $25,000 during
                                                                                            the
                                                                                       Pre-Approval
                                                                                           Period

Security counts performed pursuant to Rule            /X/                              Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                               $5,000 per Fund
Funds holding securities with affiliated                                                 during the
sub-custodians)                                                                         Pre-Approval
                                                                                           Period

Appendix E

Prohibited Non-Audit Services
Dated:  200X

   - Bookkeeping or other services related to the accounting records or financial statements of the Funds

   -  Financial information systems design and implementation

   - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   -  Actuarial services

   -  Internal audit outsourcing services

   -  Management functions

   -  Human resources

   -  Broker-dealer, investment adviser, or investment banking services

   -  Legal services

   -  Expert services unrelated to the audit

   - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $354,873 for the year ended December 31, 2003 and $392,968 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  RESERVED.

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): USLICO SERIES FUND



By  /s/ James M. Hennessy
    ---------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ James M. Hennessy
    ---------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
------------------


By  /s/ Michael J. Roland
    ---------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date March 5, 2004
------------------